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                                                                    EXHIBIT 10.7

                                 AMENDMENT NO. 3

                                     TO THE

               IRIDIUM(R) TERRESTRIAL NETWORK DEVELOPMENT CONTRACT


      WHEREAS, Iridium LLC (hereinafter called "Iridium") and Motorola, Inc. (hereinafter called "Motorola") have previously entered into that certain IRIDIUM Terrestrial Network Development Contract (hereinafter called the "TNDC") effective January 1, 1993, including Amendments Nos. 1 and 2 thereto, respectively dated November 2, 1995, and August 20, 1996; and,

      WHEREAS, Iridium and Motorola desire to further amend the terms and conditions of the TNDC in order to accommodate changes to the scope of work to be performed thereunder:

      NOW, THEREFORE, in consideration of the foregoing and pursuant to ARTICLE 8, CHANGES of the TNDC, Iridium and Motorola agree to the following changes to the TNDC:

1.    Amend Article 1 DEFINITIONS by:

(A) adding the following new terms:

      "Capitalized terms used and not otherwise defined herein shall have the following meanings:

      1.1. Bothersome: A condition of the IIU Equipment operation which does not adversely impact the IIU-related ICRS service to subscribers, but may inconvenience the IIU operator.

      1.5   Enhanced Call Intercept (ECI):

                                *

      1.6. Enhanced Emergency Call Handling: Features including SIM-less Emergency Calling and Multiple Emergency Codes Support, the precise scope of which is set forth in Section 13.0 of Exhibit A hereto.

      1.13. Hard Failure: A continuous or reproducible repeated intermittent malfunction of Hardware.

      1.14. Hardware: The tangible and physical goods portion of items, but not Software or firmware.


      * Information has been omitted and files seperately with the Commission pursuant to Rule 406 of the Securities Act of 1933.


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            *

      1.18. IRIDIUM Cellular Roaming Service (ICRS): Features providing IRIDIUM System subscribers, IS-41 terrestrial cellular network subscribers and Groupe Special Mobile(GSM), also known as Global System for Mobile Communications, terrestrial cellular network subscribers with the ability to roam among such networks using a single telephone number, the precise scope of which is set forth in Section 11.0 of Exhibit A hereto.

      1.20. IRIDIUM Interoperability Unit (IIU) Equipment: Hardware and Software required to implement ICRS, the precise scope of which is set forth in Section 11.0 of Exhibit A hereto.

            *

      1.22. Major Release: An issue of Software, or a portion thereof, which adds a new feature or substantially enhances the existing issue of the Software, or a portion thereof. A Major Release may also correct defects in earlier releases.

      1.23. Messaging Improvements: Features intended to improve * and to enable the System to send alphanumeric messages of up to * characters in length, the precise scope of which is set forth in
            Section 12.0 of Exhibit A hereto.

      1.24. Messaging/Telephony Location Interworking (MTLI): Feature to enable the System to correlate the location of an IRIDIUM messaging subscriber with the location of that subscriber's most recent registration of *, the precise scope of which is set forth in
            Section 11.9 of Exhibit A hereto.

      1.27. Multiple Emergency Codes Support: Feature that provides the ability to use an ISU to recognize requirements for countries having multiple emergency codes and perform an emergency call, the precise scope of which is set forth in Section 13.2 of Exhibit A hereto.

      1.28. Multiple Gateway Business System (GBS): Feature to enable a Gateway to support one or two remotely connected GBSs, the precise scope of which is set forth in Section 9 of Exhibit A hereto.

      1.29. On-Site Spare: Hardware owned by Iridium for use in maintaining the IIU Equipment.

      1.30. Performance Affecting: A failure of the IIU Equipment which causes degraded performance or operation of the IIU Equipment, but does not cause loss of service to subscribers. A Performance Affecting failure of the IIU Equipment may cause degraded performance perceptible to the subscriber.


       * Information has been omitted and files seperately with the Commission pursuant to Rule 406 of the Securities Act of 1933.


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      1.31. Point Release: A reissue of existing Software which revises or improves the Major Release of Software with which it is associated. A Point Release may also correct defects in the current release of Software.

      1.34. Service Affecting: A failure of the IIU Equipment which causes partial or total loss of, or otherwise materially interferes with, the IIU-related ICRS service to subscribers.

      1.35. SIM-less Emergency Calling: Features providing the ability to use an ISU, without the use of a SIM card, to call an emergency service provider at a provisioned emergency code number, the precise scope of which is set forth in Section 13.1 of Exhibit A hereto.

      1.36. Software: Object-code computer programs, including firmware object code.

      1.37. Software Defect: A condition in the Software which produces a malfunction other than a short-term or transient, non-recurring malfunction.

      1.38. Software Patch: Software that corrects or removes a Software Defect in an existing Major Release.

      1.41. Subscriber Identity Module (SIM) card: A card inserted into an ISU, which card contains electronically stored information to identify the System subscriber and the subscribed services.

(B) Renumbering the following existing terms:

      1.2.  Commercial Activation Activities: The activities set forth in
            Section 8.0 of Exhibit A hereto.

      1.3. Commercial Activation Date: The date of the first "Revenue Producing Communication Message," as that term is defined in the Space System Contract.

      1.4. Constellation or Space Segment: That part of the complete IRIDIUM Communications System consisting solely of the space vehicles (also referred to as spacecraft or satellites) in low-earth orbit. It does not include the System Control Segment, Gateways, ISUs, MXUs or other components necessary for complete utilization of the IRIDIUM Communications System.

      1.7. Gateway: The Gateways encompass the ground-based facilities constructed in accordance with the Gateway Interface Specification supporting the subscriber billing/information functions in addition to call processing operations and the connection of the IRIDIUM subscriber communications to the Public Switched Telephone Network
            (PSTN).

      1.8. Gateway Design Package: The documents being delivered hereunder which provide data usable for other Gateway design and development efforts. These documents are specified in Section 4.3 of Exhibit A of this contract.

      1.9. Gateway Equipment: The hardware and software for the IRIDIUM Gateway necessary to perform the functions specified in Section 3.1 of Exhibit A of this document.


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      1.10. Gateway Interface Specification: The functional specification prepared by Motorola that defines the radio frequency interface, logical and physical protocols, and functionality necessary for Gateway Interoperability with the Space System. It does not include the Voice Encoding Algorithm necessary for complete interoperability with the IRIDIUM Communications System.

      1.11. GEPA: A Gateway Equipment Purchase Agreement between Motorola and a Gateway Equipment purchaser.

      1.12. GTAC Services: The services described in Section 7.0 of Exhibit A hereto.

      1.16. Initial GEPAs: GEPAs for the installation of Gateway Equipment for the following IRIDIUM Investors, provided the installation of such Gateway Equipment is scheduled to occur prior to the Commercial Activation Date:

            a.    Iridium U. S., L. P.

            b.    Iridium SudAmerica

            c.    Nippon Iridium Corp.

            d. United Communication Industry Public Company Limited [Thai Satellite Telecommunications Co., Ltd.]

            e.    Pacific Communications Co., Ltd. - #1 [Taiwan]

            f.    Pacific Communications Co., Ltd. - #2 [Indonesia]

            g.    Iridium Services Deutschland and STET

            h.    Khrunichev State Research and Production Space Center

            i.    Iridium China (Hong Kong), Ltd.

            j.    Iridium India Telecom, Ltd.

            k.    Korea Mobile Telecommunications Corp.

      1.17. Interoperable or interoperate: The terms "interoperable" and "interoperate" shall mean, in this Contract, that these components will be designed to function individually and collectively to provide IRIDIUM communications services, and that where necessary in such interoperation, will be interconnectable in accordance with the applicable interface specifications and the applicable specifications contained in the Space System Contract, as amended.

      1.19. IRIDIUM Communications System: The complete integrated satellite-based digitally-switched communication system. This term refers collectively to the Space Segment, System Control Segment, Gateways and Subscriber Unit Segment.

      1.25. Milestones: The term "Milestone" or "Milestones" refer to the specific milestones described in the Statement of Work (Exhibit A).

      1.26. Mobile Exchange Units (MXUs): The equipment designed to interconnect multiple voice or data channels to the IRIDIUM Communications System using the subscriber unit radio frequency interface to the Space System.

      1.32. Pre-Commercial Service Warranty: The services described in Section
            6.0 of Exhibit A hereto.

      1.33. PSTN-interconnectable: The term "PSTN-interconnectable" shall mean, in this Contract, that the Gateway's Switching Center will operate with PSTNs which


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            use either the common industry standard international
            Multi-Frequency Compelled ("MFC-R2 International") or Signaling System Seven Integrated Services User Part ("SS7/ISUP") signaling and addressing protocols. For the end-to-end message signaling, the Gateway's Switching Center will use the Dual Tone Multi-Frequency ("DTMF") signaling protocols~ of the International Telecommunications Union (formerly CCITT).

      1.39. Space System: This term refers to the integrated combination of the Space Segment and System Control Segment.

      1.40. Space Vehicles: The terms space vehicle, satellite, or spacecraft all have the same meaning throughout this Contract and refer to the individual or multiple satellites of the Constellation.

      1.42. Subscriber Unit Segment: The Subscriber Unit Segment refers collectively to the individual equipment units generally referred to as Individual Subscriber Units (ISUs) to be used by subscribers and capable of initiating and receiving communications through the IRIDIUM Communications System. These may include, for example, hand-held portable units, aircraft units, marine units, portable office units, and pay phone units. As used herein, this term also includes paging units.

      1.43. System Control Segment (SCS): This term refers to the various ground-based sites, equipment, and facilities to manage and control the individual space vehicles of the Constellation, and the communication links of the IRIDIUM Communications System in accordance with the performance levels specified in the Space System and Operations and Maintenance Contracts. The System Control Segment is composed of a Master Control Facility (MCF), and Backup Control Facility (BCF), and associated Telemetry, Tracking and Command Facilities (TTACs).

      1.44. Terrestrial Network: As used herein, this term refers to the IRIDIUM Communications System's Gateways.

      1.45. Voice Encoding Algorithm: As this term is used in this Contract it refers to the algorithm used to encode and decode analog voice to and from compressed digital speech."

2. Amend Paragraphs D and E Article 2 DESCRIPTION OF WORK by adding a cross reference to the applicable Section of Exhibit A so that in their entirety the Paragraphs read as follows:

      "D. Motorola shall provide the Pre-Commercial Service Warranty for Gateway Equipment systems for which Conditional Acceptance occurs, pursuant to the terms of the Gateway Equipment Purchase Agreement
            (GEPA) under which such Gateway Equipment has been purchased, prior to the Commercial Activation Date, as set forth in Section 6.0 of Exhibit A hereto."


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      E.    Motorola shall provide the Gateway Technical Assistance Center
            (GTAC) Services starting upon the later to occur of the commencement by Iridium of the Commercial Activation Activities or April 1, 1998, and ending on the Commercial Activation Date, as set forth in
            Section 7.0 of Exhibit A hereto.


3.    Add the following new paragraphs to Article 2 DESCRIPTION OF WORK:


      "G. Motorola shall provide the Multiple GBS as set forth in Section 9.0 of Exhibit A hereto.

      H. Motorola shall provide ECI as set forth in Section 10.0 of Exhibit A hereto.

      I. Motorola shall provide ICRS and MTLI as set forth in Section 11.0 of Exhibit A hereto.

      J.    Motorola shall provide Messaging Improvements as set forth in
            Section 12.0 of Exhibit A hereto.

      K. Motorola shall provide Enhanced Emergency Call Handling as set forth in Section 13.0 of Exhibit A hereto.

      L. Motorola shall provide the * as set forth in Section 14.0 of Exhibit A hereto."

4. Amend Article 4 DELIVERY SCHEDULE by adding the applicable cross references to Sections of Exhibit A so that in its entirety the Article reads as follows:


     "A. Motorola shall perform the work required under Paragraphs A, B and C of ARTICLE 2, DESCRIPTION OF WORK, and deliver the then-current Gateway Design Package to Iridium, in accordance with the Milestone performance schedule contained in Section 4 of Exhibit A hereto.

      B. Motorola shall perform the work required under Paragraphs D, E and F of ARTICLE 2, DESCRIPTION OF WORK, as set forth therein.

      C. Motorola shall perform the work required under Paragraphs G through L of ARTICLE 2, DESCRIPTION OF WORK, in accordance with the Milestones in Sections 9, 10, 11, 12, 13 and 14 of Exhibit A hereto."


       * Information has been omitted and filed seperately with the Commission pursuant to Rule 406 of the Securities Act of 1933.



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5.    Amend Article 5 PRICE to provide pricing for the additional work set forth in Paragraphs G through L of Article 2, DESCRIPTION OF WORK, so that in its entirety the Article reads as follows:


      "Iridium shall pay Motorola the following fixed prices (all payments shall be made in United States dollars) for performance of the following work under ARTICLE 2, DESCRIPTION OF WORK:

      A. For performance of this Contract, exclusive of the work required pursuant to Paragraphs D through L of Article 2 hereof, entitled, "DESCRIPTION OF WORK" - one hundred sixty million dollars ($160,000,000).

      B. Paragraphs D, E and F - Iridium shall either (i) transfer to Motorola five thousand five hundred forty five (5,545) warrants, in substantially the form attached hereto as Attachment 1, relating to Class 1 interests in Iridium, or (ii) pay to Motorola the fixed price of eighteen million nine hundred thousand dollars ($18,900,000).

      C.    Paragraph G - *

      D.    Paragraph H - *

      E. Paragraph I - *, which amount includes * for the initial term of the IIU Extended Maintenance as provided in Article 10.0 of this Contract.

      F.    Paragraph J - *

      G.    Paragraph K - *

      H.    Paragraph L - *


6.    Add the following new paragraphs to Article 6 PAYMENT:


      "G. The amounts to be paid under Paragraphs C, D, E, F and G of ARTICLE 5 PRICE shall be paid in scheduled installments of principal and interest, with interest accruing at the rate of * per annum commencing on September 30, 1998, and accruing until paid. The first installment of principal only, in the amount of $38,316,000 shall be due and payable on or before


       * Information has been omitted and files seperately with the Commission pursuant to Rule 406 of the Securities Act of 1933.


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            September 30, 1998. The second installment of principal and interest in the amount of $22,793,000 shall be due and payable on or before June 30, 1999. The third installment of principal and interest in the amount of $19,912,000 shall be due and payable on or before September 30, 1999. The final installment of principal and interest in the amount of $15,316,662 shall be due and payable on or before December 31, 1999. Invoices shall be sent at least 30 days prior to the payment due date. The foregoing installment payment amounts assume that the installment payments are timely paid. In the event that any installment is not timely paid, interest shall continue to accrue at * per annum and the installment payment amount incurred accordingly.

      H. The amount to be paid under Paragraph H of ARTICLE 5 PRICE shall be paid in accordance with the Milestone in Section 14 of Exhibit A associated with such paragraph."


7. Amend Article 7 TITLE TRANSFER by changing its title to "DELIVERY, TITLE TRANSFER, RISK OF LOSS." In addition, label the current text as Paragraph "A" and add a new Paragraph B as follows:


      "B. Shipping of all IIU Equipment Hardware will be *, with risk of loss to such Hardware passing to Iridium at that point, and title passing to Iridium following Final Acceptance pursuant to Section
            11.5 of Exhibit A hereto."


8. Amend Article 10 WARRANTY by labeling the current text as Paragraph "A" and labeling it "GATEWAY INTERFACE SPECIFICATION AND IRIDIUM GATEWAY SEGMENT SPECIFICATION WARRANTY," and adding new Paragraphs B and C as follows:


      "B.   IIU Equipment Hardware and Software Warranty:

            1.    IIU Hardware Warranty:

                  a. For the IIU Equipment Hardware purchased hereunder pursuant to Section 11.0 of Exhibit A hereto, Motorola warrants that it has good title, free of all liens and encumbrances, to such Hardware at the time set forth herein for transfer of title to such items to Iridium, and that such transfer will be effective to vest title to such items in Iridium.

                  b. Motorola also warrants that such Hardware will be free from defects in materials and workmanship during the one
                        (1) year period immediately following Conditional Acceptance thereof as defined in Section 11.3 of Exhibit A hereto. In the event that, during the


      * Information has been omitted and files seperately with the Commission pursuant to Rule 406 of the Securities Act of 1933.


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                        warranty period, a defect occurs in such Hardware,
                        Motorola, at its option, will promptly either repair or replace such item and deliver such repaired or replaced item to the Site. The repaired or replaced item shall be subject to this warranty for the remaining term of this warranty. Such action on the part of Motorola shall be the full extent of Motorola's liability and Iridium's exclusive remedy hereunder for Hardware defects. Any item replaced will be deemed to be on an exchange basis, and any item retained by Motorola through replacement will become the property of Motorola upon shipment by Motorola of the replacement item.

                  c. Iridium shall be responsible for the initial identification and isolation of problems with such Hardware. Iridium shall not remove or replace any Hardware; such removal or replacement shall be accomplished only by Motorola-authorized technicians. UNAUTHORIZED REMOVAL, REPLACEMENT OR TAMPERING WITH HARDWARE SHALL VOID THE WARRANTY.

            2.    IIU Equipment Software Warranty:

                  a. For any IIU Equipment Software which is licensed to Iridium pursuant to Article 12, Paragraph B.1a of this Contract, Motorola warrants that it either owns, or has a license with the right to sublicense to Iridium, such Software at the time of the issuance of the Software license hereunder, and that the Software license is effective to grant to Iridium the right to use such Software as set forth in such license.

                  b. Motorola also warrants that the Software licensed to Iridium pursuant to this Contract will be free from Service Affecting or Performance Affecting Software Defects during the one (1) year period immediately following Conditional Acceptance thereof as defined in
                        Section 11.3 of Exhibit A hereto. In the event of any such Software malfunction, Iridium shall immediately notify Motorola of the malfunction. Motorola will provide such service as is necessary to eliminate Service Affecting or Performance Affecting Software Defects as soon as is practicable.

                  c. Iridium shall be responsible for initial diagnosis and isolation of Software Defects.

                  d. Motorola will provide all labor at a Motorola-authorized repair depot necessary to correct any Service Affecting or Performance Affecting Software Defects for the full warranty period without charge to Iridium.

                  e. THIS SOFTWARE WARRANTY APPLIES TO THE SOFTWARE ONLY IN THE FORM PROVIDED BY MOTOROLA. Modifications, attempted modifications or additions to such Software


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                        by any party other than Motorola, or its subcontractor
                        or designee, shall terminate the obligations of Motorola under this warranty.

            3. The warranties in Subparagraphs 1 and 2 of Paragraph B of this article do not cover defects, damage or malfunctions resulting from:

                  a. Use of such items in other than their normal, customary and intended manner.

                  b. Misuse, accident, neglect, or environmental or Site conditions not conforming to the specifications provided to Iridium pursuant to this Contract for such items.

                  c. Unauthorized alterations or repairs to such items, use of unapproved parts in or with such items, or the combination or interfacing of such items in a manner not approved by Motorola.

                  d. An excusable delay, as that term is defined in the article hereof entitled "Excusable Delays."

                  e. Installation, optimization, or movement of such items from their original installation site by anyone not authorized by Motorola to do so.

                  f. Failure of any equipment or other items not supplied by Motorola under this Agreement.

                  g. Failure to maintain such items pursuant to Motorola-provided operation and maintenance requirements provided to Iridium pursuant to this Contract.

                  h. Damage which occurs during shipment of any item from Iridium to Motorola or the Motorola-designated repair depot.

            4. The warranties in Paragraph B of this article of the items purchased and/or licensed hereunder are extended by Motorola only to Iridium or its authorized assignee.

            5. THE WARRANTIES IN PARAGRAPH B OF THIS ARTICLE ARE GIVEN IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, ALL OF WHICH OTHER WARRANTIES ARE SPECIFICALLY EXCLUDED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL MOTOROLA OR ITS SUPPLIERS BE LIABLE FOR INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, PROVIDED, HOWEVER, THAT IF THE LAW APPLICABLE TO THIS AGREEMENT DOES NOT PERMIT SUCH DAMAGES TO BE COMPLETELY DISCLAIMED, THIS CLAUSE SHALL BE INTERPRETED AS NECESSARY TO GIVE MOTOROLA AND ITS SUPPLIERS THE FULL BENEFIT OF ANY


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                  DISCLAIMER OR LIMITATION OF SAID DAMAGES TO THE FULL EXTENT
                  PERMITTED UNDER SUCH LAW.

            6. If any Hardware or Software claimed to be defective and therefore subject to the warranties in this article is not defective or is otherwise not subject to the warranties in this article, Motorola shall promptly notify Iridium of such fact. Unless otherwise instructed by Iridium, Motorola shall return such item to Iridium, and Iridium shall pay all of Motorola's expenses with regard to such items in accordance with Motorola's then current rates and terms for such services. Further, any other expenses, including without limitation, reasonable travel expenses, incurred by Motorola, shall be paid by Iridium in accordance with Motorola's then current rates and terms for such services.

      C.    Extended Maintenance of IIU:

            1. Motorola shall provide IIU Extended Maintenance (IIU-EM) to Iridium beginning at Conditional Acceptance of the IIU as defined in Section 11.3 of Exhibit A hereto and ending on *. IIU-EM shall consist of the following indivisible components:

                  a.    Software Maintenance Program (SMP)

                  b.    IIU Hardware Repair and Related Services

                  c. Gateway Technical Assistance Center (GTAC); GTAC support will not be available prior to *.

            2. No later than sixty (60) days prior to the conclusion of the initial term of the IIU-EM, Iridium shall provide Motorola with written notice if Iridium desires to extend the term for an additional *. Within thirty (30) days following commencement of the extended term, and receipt of Motorola's invoice, Iridium shall pay Motorola *.

            3. Software Maintenance Program (SMP) The SMP for the IIU is comprised of the following:

                  a.    Current Release Maintenance (Defect Resolution)

                        (i) Iridium will be responsible for the initial diagnosis and isolation of reproducible Software Defects. In the event of any such Software Defect, Iridium shall notify Motorola promptly of the Software Defect through the Gateway Technical Assistance Center (GTAC) and characterize the nature of the defect.

                        (ii) When a Software Defect is reported by Iridium, Motorola will assign the concern as Service Affecting, Performance Affecting or Bothersome taking into account the information provided by Iridium.


      * Information has been omitted and files seperately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

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                        (iii) Motorola shall provide such service as is
                              necessary to correct Software Defects in accordance with the applicable published generic specifications on a priority basis according to the assigned severity of the problem.

                        (iv) Motorola shall, if necessary, work with the appropriate subsystem suppliers to seek corrective action. Depending on the severity of the problem, the solution may be: a) a Software Patch, b) a procedural "work-around," c) the inclusion of corrective action in a Point Release, d) inclusion of corrective action in a future Major Release, or
                              e) a combination of the foregoing methods.

                        (v) Iridium will perform the installation of Software Patches, Point Releases, and Major Releases. The GTAC shall be available to consult with Iridium during the loading of Software. Any Motorola performed on-site loading of Software Patches, Point Release Software, and Major Release Software is subject to an additional charge.

                        (vi) Motorola shall track all of the open problems and work with the subsystem suppliers and Iridium to reach closure.

                        (vii) Motorola shall support the current Major Release
                              installed on the IIU Equipment, but shall have no responsibility to support prior releases.

                  b.    Software Release Evolution

                        (i) Motorola shall collaborate with the subsystem suppliers to plan the periodic evolution of Software Major Releases. Motorola shall exert commercially reasonable efforts to solicit Iridium's recommendations on desired changes to Software when planning Major Releases.

                        (ii) The GTAC shall be available to consult with Iridium during the loading of Software. On-site loading of Major Release Software by Motorola is subject to an additional charge.

                  c.    Other SMP provisions

                        (i) During the term of IIU-EM, all Major Releases, Point Releases, Software Patches and standard features shall be provided to Iridium. Iridium shall install such Software promptly upon receipt. The GTAC will be available to provide reasonable support to the IIU operator as may be required during such software installation.

                        (ii) The SMP includes the Software Right-to-Use Licenses for Software releases beyond the Initial Program Load. Right-to-


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                              Use Licenses for added cost features
                              will be granted upon payment for those features.

                        (iii) Hardware modifications to accommodate Software
                              provided to Iridium under SMP may be required from time to time. Motorola shall specify such requirements at the time such Software is made available. In the event that Hardware modifications become necessary to accommodate Software provided under SMP, Motorola or its designee shall provide such Hardware modifications to Iridium. Such Iridium unique Hardware modifications shall be provided at Motorola's expense up to a cumulative limit of *. Iridium shall pay all costs in excess of that amount associated with such Hardware modifications.

                        (iv) SMP applies only to the Software as supplied or modified by Motorola. Modifications, attempted modifications, or additions to the Software by Iridium or by any party other than Motorola are a breach of the Software License and will void all obligations of Motorola under this Program.

                        (v) Iridium shall provide to Motorola or its designee, at no charge, access to such telecommunications equipment needed to establish a data communication link for use of remote diagnosis maintenance of the IIU Software.

            4.    IIU Equipment Hardware Repair Program And Related Services

                  a.    Hardware Repair

                        (i) Iridium will be responsible for the initial diagnosis and isolation of reproducible IIU Equipment Hardware malfunctions. Iridium shall store any on-site IIU Equipment spares at the Site in a manner that makes such spares readily accessible by Motorola. Iridium may at its option consult with the GTAC regarding IIU Equipment Hardware problems.

                        (ii) Motorola shall replace or repair at its option, malfunctioning IIU Equipment Hardware. Replacement Hardware may be newly manufactured equipment or re-manufactured equipment which shall perform to new equipment standards.

                        (iii) Motorola will use commercially reasonable efforts
                              to repair or replace any malfunctioning IIU
                              Equipment Hardware with functioning Hardware as soon as practicable following notification of the malfunction from Iridium.

                  b.    Related Services

                         (i) Where the reported problem does not result in a Hard Failure which can be corrected through replacement of the IIU Equipment Hardware, Motorola shall work with the subsystem

      * Information has been omitted and files seperately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                              supplier to seek resolution. Motorola shall assign the concern as Service Affecting, Performance Affecting or Bothersome. Response cycle times requiring any IIU Equipment Hardware redesign-based corrective actions will be unique to the individual Hardware in question and will be determined in collaboration with the Hardware supplier.

                        (ii) Motorola will also assist Iridium in expediting the procurement of new replacement IIU Equipment Hardware to address emergencies and other cases of non-routine IIU Equipment Hardware failures. In these cases, Iridium shall disclose if the Hardware failure is outside the scope of the IIU-EM program. In such event, Iridium shall purchase new Hardware. Iridium shall pay Motorola the then prevailing prices for the newly purchased Hardware within 30 days of receipt of Motorola's invoice.

                        (iii) Motorola will coordinate the performing of field
                              Hardware upgrades (i.e., Field Change Orders) as recommended and defined by the IIU Hardware suppliers. This will include coordinating the process to upgrade or replace equipment currently part of the operating IIU as well as upgrading any spares held in the Iridium inventory. This service will include providing the supplier's upgrade information, if applicable, and coordinating the installation of such upgrades by the Hardware supplier. Iridium is responsible for the purchase of any parts provided and the fees for the Hardware supplier to perform the upgrades and installations.

            5.    IIU-EM Coverage Exclusions:

                  a. IIU Equipment Hardware that is malfunctioning due to reasonable and customary wear from normal and regular use will not be covered by IIU-EM, but at Iridium's option, and if the unit is repairable, may be repaired at an additional charge.

                  b. Motorola shall have no responsibility to repair or replace IIU Equipment Hardware which has been repaired in an unauthorized manner or which has had the bar code, serial number, or other identifying mark modified, removed or obliterated through action or inaction of anyone other than Motorola or Motorola's designees.

                  c. Motorola shall have no obligation to repair or replace items when such repair or replacement is necessitated by the following:

                        (i) Use of the IIU Equipment in other than its normal and customary manner.

                        (ii) Misuse, accident, neglect, improper storage, or environmental or Site conditions not conforming to the specifications provided to Iridium pursuant to this Contract for the IIU Equipment.

                        (iii) Unauthorized alterations or repairs, use of
                              unapproved parts in the products or the
                              combination or interfacing of the IIU Equipment, in each case in a manner not approved by Motorola.

                        (iv) An excusable delay, as that term is defined in the article hereof entitled "Excusable Delays."

                        (v) Movement and/or reinstallation of the IIU Equipment by anyone not authorized by Motorola.

                        (vi) Use of the IIU Equipment not in accordance with Motorola standards and guidelines for such equipment that are provided to Iridium pursuant to this Contract.

                        (vii) Failure of any items not provided by Motorola
                              under this Contract.

                        (viii)Failure of Iridium to maintain the IIU Equipment
                              in accordance with applicable maintenance procedures provided to Iridium pursuant to this Contract.

                        (ix)  *

            6.    Gateway Technical Assistance Center

                  a. The GTAC will be available to provide Iridium with telephone-based technical consultation 7 days per week, 24 hours per day. The GTAC staff will follow Motorola established procedures for IIU Equipment problem logging, reporting, tracking, escalation, and closure. All calls and written or electronic correspondence will be transacted in the English language. Iridium will pay telephone charges for calls to the GTAC. Motorola will pay telephone charges for calls returned to the IIU operator on duty.

                  b. The GTAC staff will operate in real-time to aid the IIU operator to confirm problem isolation and troubleshooting.

                  c. Problems which cannot be directly resolved by the GTAC staff will be referred to subsystem suppliers. Motorola shall assign the concern as Service Affecting, Performance Affecting or Bothersome.

                  d. Problems reported through the GTAC will be tracked, compiled, and analyzed in terms of trend analysis and quality metrics tracking.

                  e. The GTAC staff will also provide assistance to the IIU operator during the Iridium-performed installation of new Software releases. This assistance will include, but is not limited to, the designation of loading and back-out provisions."

9. Add a new Article 12 as follows and renumber all subsequent Articles accordingly:

      "12.  ADDITIONAL INTELLECTUAL PROPERTY RIGHTS - IIU EQUIPMENT


      * Information has been omitted and files seperately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

            THE PROVISIONS OF THIS ARTICLE SHALL APPLY ONLY TO WORK PERFORMED UNDER SECTION 11.0 OF EXHIBIT A HERETO.

      A.    PATENT INDEMNITY

            1. Subject to the limitations contained or referred to herein, Motorola will defend at its own expense, any claim, suit or proceeding brought against Iridium on account of Motorola-manufactured or provided equipment or the latest unmodified release of software supplied by Motorola to Iridium under this Contract (defined herein as "Motorola Equipment/Software"), for infringement of any valid and enforceable United States patent. In responding to such claim, suit or proceeding Motorola shall have the option of settling or resolving such claim, suit, or proceeding by any one or more of the following:

                  a. procuring for Iridium the right under such patent to use, lease, or sell, as appropriate, the Motorola Equipment/Software or infringing part thereof;

                  b. replacing the Motorola Equipment/Software or infringing part thereof;

                  c. modifying the Motorola Equipment/Software or part thereof so as not to infringe; or,

                  d. paying any settlement or any final judgment entered by a court of competent jurisdiction against Iridium on such infringement defended by Motorola.

            2. Iridium agrees that Motorola shall be relieved of the foregoing obligations if Iridium fails to notify Motorola promptly in writing of any such claim, suit or proceeding, and at Motorola's expense, to cooperate with, and to give Motorola complete information and assistance to mitigate, settle and/or defend any such claim, suit or proceeding. In the event that the actual liability of Motorola as a consequence of a claim, suit or proceeding or a combination of claims, suits or proceedings in a particular country exceeds * of the actual income derived by Iridium from operation of the IRIDIUM Communications System, including ICRS, in such country, then Iridium shall cooperate with Motorola to mitigate Motorola's liability, including either terminating service in such country or releasing Motorola from any obligation for liability for patent infringement in such country in excess of the aforesaid percentage of Iridium's income in such country .

            3. Motorola shall have no liability for any infringement arising from:

                  a. the combination of the Motorola Equipment/Software or any part thereof with any other product or service not furnished by Motorola, unless such combination was made Motorola, or

                  b. the modification of the Motorola Equipment/Software or any part thereof unless such modification was made by Motorola; or


      * Information has been omitted and files seperately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                  c.    a patent of a country other than the United States.

            4. Subject to all the provisions of this Article 12, Motorola's entire liability hereunder, including liability for attorneys' fees, costs, adverse judgments and other compliance with the provisions hereof, shall be limited to the amount Iridium paid Motorola for the particular items found to infringe. Furthermore, Motorola's entire liability under this Article 12 shall be subject to the overall limitation of liability under
                  Article 15, LIMITATION OF LIABILITY.

            5. Motorola shall not be liable for any costs or expenses incurred pursuant to this Article without Motorola's written authorization. MOTOROLA SHALL IN NO EVENT BE LIABLE FOR LOSS OF USE OR FOR INCIDENTAL, SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES, WHETHER IN CONTRACT OR IN TORT OR UNDER ANY OTHER CAUSE OF ACTION. THE FOREGOING STATES THE ENTIRE WARRANTY BY MOTOROLA AND THE EXCLUSIVE REMEDY OF IRIDIUM, WITH RESPECT TO ANY ALLEGED PATENT INFRINGEMENT BY THE MOTOROLA EQUIPMENT/SOFTWARE OR ANY PART THEREOF OR ANY OTHER PRODUCT DELIVERED BY MOTOROLA TO IRIDIUM UNDER THIS CONTRACT.

            6. Iridium shall indemnify, defend and hold Motorola harmless against any expense, judgment, or loss for infringement of any patents, copyrights or trademarks which results from Motorola's compliance with Iridium's designs, specifications, or instructions.

            7. Except as specifically provided by Article 11, INTELLECTUAL PROPERTY RIGHTS, and Article 12, ADDITIONAL INTELLECTUAL PROPERTY RIGHTS - IIU EQUIPMENT, and any other written agreements between the parties, no sale or lease hereunder shall convey any license by implication, estoppel, or otherwise to Iridium under any proprietary rights, copyrights, or patent rights of Motorola or its suppliers.


      B.    COMPUTER SOFTWARE AND DOCUMENTATION

            1. To the extent computer Software and documentation delivered under this Contract is proprietary to either Motorola or its suppliers or licensor, such items shall be provided as Proprietary Information under ARTICLE 16, DISCLOSURE AND USE OF INFORMATION BY THE PARTIES. Notwithstanding any other provisions of this Contract, the ownership and title to copyrights in computer programs and related documentation that may be delivered to Iridium by Motorola in accordance with this Contract shall remain in Motorola or Motorola's licensor.

                  a. Motorola hereby grants to Iridium, with respect to Software and related documentation delivered in written or magnetic or optical form under the Contract as part of the IIU Equipment, a paid-up, nonexclusive, non-transferable license with respect to such software and documentation, to use or have used on Iridium's behalf soley for the operation and maintenance of the IIU Equipment supplied by Motorola and direct replacements thereto whether manufactured by Motorola or not.

                  b. Motorola shall provide one backup copy of the IIU Software to Iridium for retention in a secure area in case a working copy is destroyed or damaged.

                  c. Iridium has no right to copy or have copied or modify software that is (i) not supplied in written form or on optical or magnetic media, or (ii) not supplied as a part of the IIU Equipment or (iii) embedded as firmware in any equipment delivered by Motorola.

                  d. Iridium agrees not to reverse compile or disassemble any Software.

                  e. The term of the license granted pursuant to this Paragraph B shall coincide with the term of the IIU-EM.


      C.    DISCLAIMER

            Except for the rights expressly granted in Article 12, Paragraph B above, nothing contained in this Contract shall be deemed to grant, either directly or by implication, any license under any intellectual property, including without limitation any inventions, patents, patent applications, copyrights, or trade secrets of Motorola or its suppliers. In addition, nothing contained in this Contract shall be construed as conferring on the other party any license or right with respect to any trademark, trade or brand name, a corporate name of either party or of any of their respective affiliates and subsidiaries, or any name or mark, or contraction, abbreviation, or simulation thereof."

10. Amend Article 14 DEFAULT BY IRIDIUM (previously numbered Article 13) by adding the following at the end of Paragraph C:


      "Iridium shall not be entitled to receive the intellectual property license specified in the Article herein entitled ADDITIONAL INTELLECTUAL PROPERTY RIGHTS - IIU EQUIPMENT."

11.   Add a new article as follows:


      "ARTICLE 30. INDEMNITY

      During the term of this Contract, the parties shall indemnify, defend and hold harmless each other and their respective suppliers, together with the officers, agents and employees of the foregoing, of, from, for and against any and all loss, damage, expense, judgment, lien, suit, cause of action, demand or liability for personal injury, including death, or property damage, which may be alleged against or imposed on or incurred by one party to the extent caused by the gross negligence or willful misconduct of the other party, its agents, suppliers, or employees during the performance of any work hereunder. The indemnifying party shall, at its sole expense, defend any suit based upon a claim or cause of action and satisfy any judgment that may be rendered against the other resulting therefrom, provided that the indemnifying party shall be given (i) prompt notice of any such claim or suit; and (ii) full opportunity to defend such suit. The indemnified party may, at its election, participate in the defense and shall cooperate fully in defending any claim or suits. The indemnifying party shall pay all costs, expenses, and reasonable attorneys' fees incurred by the offended party in connection with any such claim or suit or in enforcing this indemnity provision. This indemnity shall not apply to any liability arising out of Environmental Hazards. Any such liability shall be exclusively subject to the provisions of the article hereof entitled "Liability for Environmental Harm."



12.   Add a new article as follows:


      "ARTICLE 31. LIABILITY FOR ENVIRONMENTAL HARM

      A. Motorola shall indemnify, defend and hold Iridium harmless of, from, for and against any and all liabilities, penalties, fines, forfeitures, demands, damages, losses, claims, causes of action, suits, judgments, and costs and expenses incidental thereto (including court costs, cost of defense, settlement, and reasonable attorneys' fees), which Iridium may hereafter suffer, incur, be responsible for or disburse as a result of:

            1. any governmental action, order, directive, administrative proceeding or ruling;

            2. personal or bodily injuries (including death) or damage (including loss of use to any property (public or private);

            3. cleanup, remediation, investigation or monitoring of any pollution or contamination of, or adverse effects on, human health or the environment; or,

            4. any violation or alleged violation of laws, statutes, ordinances, orders, rules or regulations of any governmental entity or agency; directly or indirectly caused by or arising out of any Environmental Hazards existing on or about a site which are directly and solely caused by or are directly and solely the result of the actions or inactions of Motorola during the performance of the work hereunder, regardless of whether such actions or inactions would constitute negligence. Environmental Hazards means the generation, storage, treatment, existence, or disposal of any hazardous substances or hazardous wastes, including but not limited to any pollutants, asbestos, lead, solvents or other chlorinated hydrocarbons, polychlorinated biphenyl's (PCBs), and petroleum or other fuels (including crude oil or any fraction or derivative thereof). Motorola's liability and indemnity obligation under this Paragraph A with regard to any individual site shall cease upon acceptance of the equipment at that site, except with regard to any Environmental Hazards for which Motorola may be responsible concerning which Motorola has received written notice from Iridium not later than ten (10) days after such acceptance. Iridium hereby releases Motorola from any and all other liability for Environmental Hazards of any kind whatsoever in any way arising from or related to this Contract and the work to be performed hereunder.

      B. Iridium shall indemnify, defend and hold Motorola harmless of, from, for and against any and all liabilities, penalties, fines, forfeitures, demands, damages, losses, claims, causes of action, suits, judgments, and costs and expenses incidental thereto (including court costs, cost of defense, settlement, and reasonable attorneys' fees), which Motorola may hereafter suffer, incur, be responsible for or disburse as a result of:

            1. any governmental action, order, directive, administrative proceeding or ruling;

            2. personal or bodily injuries (including death) or damage (including loss of use) to any property (public or private);

            3. cleanup, remediation, investigation or monitoring of any pollution or contamination of, or adverse effects on, human health or the environment; or,

            4. any violation or alleged violation of laws, statutes, ordinances, orders, rules or regulations of any governmental entity or agency; directly or indirectly caused by or arising out of any Environmental Hazards existing on or about a site prior to the commencement of the work to be performed hereunder, or which are caused by or are the result of the actions or inactions of Iridium or any other person or party (other than Motorola) after commencement of the work to be performed hereunder, regardless of whether such actions or inactions would constitute negligence. Without limiting the generality of the foregoing, Iridium's indemnification provided by this Paragraph B shall specifically cover costs incurred in connection with any investigation of site conditions or any cleanup, remediation, removal, or restoration work required by any governmental agency or authority because of:

            1. Environmental Hazards present or suspected to be present in the soil, groundwater, or soil vapor on or under the site;

            2. Environmental Hazards that migrate, flow, percolate, diffuse, or in any way move onto or under the site; or,

            3. Environmental Hazards present on or under the site as a result of any discharge, dumping, spilling (accidental or otherwise) on the site.

            Environmental Hazards means the generation, storage, treatment, existence, or disposal of any hazardous substances or hazardous wastes, including but not limited to any pollutants, asbestos, lead, solvents or other chlorinated hydrocarbons, polychlorinated biphenyl's (PCBs), and petroleum or other fuels (including crude oil or any fraction or derivative thereof).

      C. Motorola shall have no responsibility to operate, nor shall Iridium make any claim that Motorola was the operator of, the items purchased hereunder after acceptance thereof."


13. Delete Exhibit A, including Appendices A, B, and C thereto, in its entirety and substitute the attached new Exhibit A.

14. The TNDC, as amended by Amendments Nos. 1 and 2, and this Amendment No. 3, constitutes the entire agreement between the parties, and except as specifically amended by the Amendments, all provisions of the TNDC remain in full force and effect.


      IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 3 to the TNDC effective this 20th day of June, 1997.



IRIDIUM LLC                             MOTOROLA, INC.





By:     /s/ F. THOMAS TUTTLE            By:     /s/ BARRY BERTIGER
       ----------------------------            -------------------------------
Typed   Tom Tuttle                      Typed   Barry Bertiger
       ----------------------------            -------------------------------
        V.P. & General Counsel                  Corp. V.P. & Gen. Mgr.
       ----------------------------            -------------------------------
                                                Satellite Communications Group
                                               -------------------------------

                                 THE IRIDIUM(R)
                        TERRESTRIAL NETWORK DEVELOPMENT



                                   EXHIBIT A


                               STATEMENT OF WORK


                                    FOREWORD

This document contains the scope of work to be performed by the Satellite Communications Division (SATCOM) of Motorola, Inc. (Motorola) located in Chandler, Arizona under the Terrestrial Network Development Contract with Iridium LLC located in Washington, D.C. The work in this document includes the non-recurring engineering design, development and test efforts associated with the IRIDIUM Gateway Equipment which will be sold by Motorola under separate contracts with Gateway Operators.




-------------------

IRIDIUM is registered trademark and service mark of Iridium LLC.

                       MOTOROLA CONFIDENTIAL PROPRIETARY

                               TABLE OF CONTENTS

SECTION    TITLE                                                                                                PAGE
-----------------------------------------------------------------------------------------------------------------------
1.0        BACKGROUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1

2.0        SCOPE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2

2.1        ADDITIONAL SCOPE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2

3.0        TERRESTRIAL NETWORK DEVELOPMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3

3.1        FUNCTIONAL OBJECTIVES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3

3.1.1      SERVICE AND FUNCTIONAL CAPABILITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3

3.1.2      GATEWAY EQUIPMENT OPERATIONAL FUNCTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5

3.2        GATEWAY EQUIPMENT PERFORMANCE OBJECTIVES  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5

3.2.1      CALL PROCESSING PERFORMANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5

3.2.2      RF AND MODEM PERFORMANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6

3.2.3      OA&M PERFORMANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7

3.2.4      IRIDIUM BUSINESS SUPPORT SYSTEM INTEGRATION SUPPORT . . . . . . . . . . . . . . . . . . . . . . .      7

3.3        MONITORING DEVELOPMENT PROGRESS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7

3.4        TEST DOCUMENTATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8

4.0        MILESTONE DESCRIPTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9

           TABLE 4.0-1 TNPC MILESTONES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9

4.1        SUBSYSTEM ACCEPTANCE TESTING (MILESTONES 1 THROUGH 4) . . . . . . . . . . . . . . . . . . . . . .      9

4.1.1      MILESTONE 1 - GATEWAY SWITCHING CENTER SR4 SUBSYSTEM ACCEPTANCE TEST  . . . . . . . . . . . . . .     10

4.1.2      MILESTONE 2 - EARTH TERMINAL CONTROLLER (ETC) SUBSYSTEM ACCEPTANCE TEST . . . . . . . . . . . . .     10

4.1.3      MILESTONE 3 - OMC-G SUBSYSTEM ACCEPTANCE TEST . . . . . . . . . . . . . . . . . . . . . . . . . .     11

4.1.4      MILESTONE 4 - MESSAGING SUBSYSTEM ACCEPTANCE TEST . . . . . . . . . . . . . . . . . . . . . . . .     11

4.2        TNDC DEMONSTRATIONS (MILESTONES 5 THROUGH 8)  . . . . . . . . . . . . . . . . . . . . . . . . . .     12

4.2.1      MILESTONE 5- GATEWAY TEST LAB DEMONSTRATION - Release 1   . . . . . . . . . . . . . . . . . . . .     12

4.2.2      MILESTONE 6 - GATEWAY ACCEPTANCE TEST PROCEDURES - RELEASE 1  . . . . . . . . . . . . . . . . . .

4.2.3      MILESTONE 7 - GATEWAY/SYSTEM DEMONSTRATION - RELEASE 1  . . . . . . . . . . . . . . . . . . . . .     13

4.2.4      MILESTONE 8 - GATEWAY TEST LAB DEMONSTRATION - RELEASE 2  . . . . . . . . . . . . . . . . . . . .     14

4.3        GATEWAY DESIGN PACKAGES (MILESTONES 9 AND 10) . . . . . . . . . . . . . . . . . . . . . . . . . .     15

4.3.1      BSP-G0001.GWS, IRIDIUM GATEWAY SEGMENT SPECIFICATION  . . . . . . . . . . . . . . . . . . . . . .     15

4.3.2      GATEWAY INTERFACE SPECIFICATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15

4.3.3      DEVELOPMENT PROCUREMENT PACKAGES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15

------------------------------

                       MOTOROLA CONFIDENTIAL PROPRIETARY

4.3.4      GATEWAY SYSTEM OPERATIONS, ADMINISTRATION AND MAINTENANCE (OA&M) MANUALS  . . . . . . . . . . . .     16

4.3.5      GATEWAY TRAINING MATERIALS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     16

4.3.6      GATEWAY DEVELOPMENT VERIFICATION PROCEDURES . . . . . . . . . . . . . . . . . . . . . . . . . . .     16

4.3.7      GATEWAY PRODUCT DESCRIPTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     16

4.3.8      GATEWAY CUSTOMER ACCEPTANCE TEST PROCEDURES . . . . . . . . . . . . . . . . . . . . . . . . . . .     16

4.3.9      GENERIC GATEWAY FACILITIES DESIGN PACKAGE . . . . . . . . . . . . . . . . . . . . . . . . . . . .     17

5.0        PROGRAM MANAGEMENT OBJECTIVES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     18

6.0        PRE-COMMERCIAL SERVICE WARRANTY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     18

7.0        GTAC SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     18

8.0        COMMERCIAL ACTIVATION ACTIVITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     19

9.0        MULTIPLE-GBS CONFIGURATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     29

10.0       ENHANCED CALL INTERCEPT (ECI) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     32

11.0       IRIDIUM CELLULAR ROAMING SERVICE (ICRS)/MESSAGING TELEPHONY LOCATION INTERWORKING (MTLI)  . . . .     38

12.0       MESSAGING IMPROVEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     47

13.0       ENHANCED EMERGENCY CALL HANDLING (EECH) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     50

14.0               *         . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     55



----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                       MOTOROLA CONFIDENTIAL PROPRIETARY





                                   APPENDICES


A.       GATEWAY TNDC PERFORMANCE OBJECTIVES



B.       DESCRIPTION OF IRIDIUM SERVICES



C.       DESCRIPTION OF GATEWAY MANAGEMENT FUNCTIONAL AREAS

                       MOTOROLA CONFIDENTIAL PROPRIETARY

1.0      BACKGROUND

               The Terrestrial Network Development Contract (TNDC) is a contract under which Motorola SATCOM will complete the development and testing of the detailed design for a specific portion (Gateway Equipment) of the IRIDIUM Communications System. It does not include the IRIDIUM Business Support System (previously known as the Network Management Support System) functionality or equipment. It is understood that at the date of contract award, Gateway Equipment development progress has been made in the areas of detailed planning, requirements generation and analyses, supplier selection and high level design for some areas of functionality.

2.0      SCOPE

                    The Terrestrial Network Development (TND) is for a set of
               tasks to specify, design, develop, integrate and test specific hardware and software of the IRIDIUM Gateway Equipment.

               Tasks related to the TND effort include:

               A. Develop detailed functional, technical and operating requirements from higher level requirements as expressed in the TND Functional and Performance Objectives, Appendix A, the Description of IRIDIUM Services, Appendix B and the OA&M capabilities described in Appendix C.

               B.  Develop the design for Gateway Equipment hardware.

               C.  Develop the design for Gateway Equipment software.

               D. Document the design effort such that the design can be reviewed between SATCOM and Iridium, Inc. as work progresses and such that the design effort culminates in deliverable documentation identified as the Gateway Design Package.

               E.  Develop and test the software of the Gateway Equipment.

               F. Integrate and test the Gateway Equipment software and hardware using a laboratory test environment. It is expected the laboratory environment will be used by Motorola after the completion of the TND for support and future development.

               G. Demonstrate that the Gateway Equipment design meets the requirements of the TND Functional and Performance Objectives as identified in Appendix A, the Description of IRIDIUM Services found in Appendix B and the OA&M capabilities as described in Appendix C.

               H.  Deliver the Gateway Design Package to Iridium.

                       MOTOROLA CONFIDENTIAL PROPRIETARY


2.1      ADDITIONAL SCOPE RELATING TO COMMERCIAL ACTIVATION ACTIVITIES

               In addition to the tasks set forth in Section 2.0 above, Motorola's performance hereunder shall include providing the Pre-Commercial Service Warranty, providing the GTAC Services, performing Technical Trials, providing the Operations Data Network (ODN), and supporting other activities related to Commercial Activation, (e.g., Operational Trial; Gateway Commissioning; Subscriber Trials; Implementation, Testing and Activation of Release 3 into the Gateway Equipment).

2.2      ADDITIONAL SCOPE RELATING TO TERRESTRIAL NETWORK IMPROVEMENTS

               In addition to the tasks set forth in Sections 2.0 and 2.1 above, Motorola's performance hereunder shall include providing the Multiple GBS, ECI, ICRS and MTLI, Messaging Improvements, Enhanced Emergency Call Handling and the LEA Solution.

3.0      TERRESTRIAL NETWORK DEVELOPMENT

3.1      FUNCTIONAL OBJECTIVES

               The IRIDIUM Gateway design is based on digital cellular technology and relies on the development of electrical interfaces and signaling protocols for both fixed established equipment and mobile IRIDIUM subscriber equipment. The Gateway Equipment shall be designed to provide functions required for the interconnectivity between the IRIDIUM Space System and the terrestrial international wireline network through a peer level interface with an international transit tandem switch. The Gateway Equipment shall be designed to support interconnection to different Public Switched Telephony Networks (PSTN) and Integrated Services Digital Networks (ISDN) restricted to signaling protocols according to the following:

                                      *

               The IRIDIUM Gateway Equipment shall be designed to provide the access control and call processing functionality (including collection of usage data to support network management and billing) necessary to implement IRIDIUM telephony, bearer and messaging services.

----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Approval pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.

                       MOTOROLA CONFIDENTIAL PROPRIETARY


3.1.1    SERVICE AND FUNCTIONAL CAPABILITIES

               The IRIDIUM Gateway Equipment shall provide the following service and functional capabilities. A detailed description of the services supported by the Gateway Equipment design, to the extent the Gateway equipment contributes to effecting such services, can be found in Appendix B.

*

- Basic Teleservices

     --  Telephony (call processing, setup, control, tear down)

     --  Emergency Calling 11 (using SIM card and valid subscription)


-  Basic Telephony Features

     --  Voice Path Cut-Through

     --  Transit Trunking

     --  Supplemental Telephony Features (configurable capabilities)

              --   VLR/HLR Restoration According to GSM Phase II

              --   Intercept (basic)

              --   EIR Node Functionality

              --   Call offering Supplementary Services

                      Call Forwarding Unconditional (CFu)

                      Call Forwarding on Mobile Subscriber Busy
                      (CFb)

                      Call Forwarding on Mobile not reachable (CFNRc)

              --   Call Restriction

-   Other Services

     --  Support of Debit Card (refer to Appendix B for conditions)

     *



----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Approval pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.

                       MOTOROLA CONFIDENTIAL PROPRIETARY

*
-   Messaging Services

     --  Directed Messaging Service (DMS)

     --  DMS Features and Supplementary Services

     --  DMS Voice Messaging Supplementary Services

-   Telephony Voice - Messaging

-   Telephony Voice - Messaging Supplementary Services

*
-   Bearer Services

     *

     --  Automatic Facsimile (FAX)

     *

-   Voice Supplementary Services

     --  Community of Interest (Closed User Group)

     --  Multi-Party

     --  Call Waiting

     --  Call Hold

     --  Call Forwarding No Reply (CFnr)

-   Supplementary Telephony Services

     --  Attach/Detach

     *

     --  Single IRIDIUM Number (Refer to Appendix B for restrictions)


3.1.2    GATEWAY EQUIPMENT OPERATIONAL FUNCTIONS

         IRIDIUM Gateway operations, administration and maintenance (OA&M) functions will be provided in the Gateway Equipment design. These functions will include fault management, configuration management, performance management, security management and accounting management. In addition, gateway network element level management fucntions will be provided for the ETC, switch and messaging sybsystems. The Gateway OA&M equipment will be capable of interfacing with the IRIDIUM Business Support System. Appendix C provides a description of the Gateway management functional areas.



----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Approval pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.

                       MOTOROLA CONFIDENTIAL PROPRIETARY

3.2      GATEWAY EQUIPMENT PERFORMANCE OBJECTIVES

               The Gateway Equipment performance attributes for Call Processing and OA&M are identified in Appendix A. These attributes represent the set of objectives which specify expected performance of the Gateway Equipment when operated as an integral part of the IRIDIUM Communications System. The performance objectives fall into three categories: Call Processing Performance, RF and Modem Performance, and OA&M Performance.

3.2.1    CALL PROCESSING PERFORMANCE

               The Gateway Equipment call processing performance attributes and their values are identified in Table 1 of Appendix A.

                                       *

                                        Parameters specified represent only the
               IRIDIUM Gateway contribution to the overall system time parameters.

               The Gateway Equipment will contain an implementation of a proprietary transcoder algorithm. A data package will be provided to Iridium, Inc. as Motorola proprietary data containing voice encoder/decoder evaluation results.

3.2.2    RF AND MODEM PERFORMANCE

               To demonstrate the RF and modem characteristics of the Gateway equipment, Motorola will provide a data package containing test data and results of earth terminal test performed for the Space System. The tests would include:

               -          Ka-band link BER performance
               -          Ka-band link RF power control performance
               -          Satellite acquisition time
               -          SV-SV hand-off performance parameters
               -          Uplink and downlink RF frequency accuracy
               -          Maximum EIRP and EIRP stability
               -          Feeder link data rate

               -          G/T(derived)

               - Antenna gain patterns for transmit and receive frequencies.

               Motorola understands that some of this data may be needed to obtain licensing of the Gateway in certain countries and, therefore, Motorola agrees to minimize the amount of proprietary data included in the test reports.




----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Approval pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.

                       MOTOROLA CONFIDENTIAL PROPRIETARY


3.2.3    OA&M PERFORMANCE

               The IRIDIUM Gateway Equipment Operations, Administration and Maintenance (OA&M) performance parameters and their values are identified in Table 2 of Appendix A.


                                       *

3.2.4    IRIDIUM BUSINESS SUPPORT SYSTEM INTEGRATION SUPPORT

               Motorola will support the integration of the Iridium developed business system with Gateway equipment in the Gateway test laboratory in Chandler, AZ. Motorola will provide reasonable laboratory space and technical support for this activity, as well as access to the operational Gateway subsystems.

3.3      MONITORING DEVELOPMENT PROGRESS

               Through planned design reviews and test activities, Iridium, Inc. will be able to monitor the TND progress. Duplication of testing for the purposes of satisfying requirements of the TND should be avoided. Iridium, Inc. will be afforded the opportunity to attend Gateway Design Reviews and participate in TND testing as described below. The test objectives of the TND contract include verification through test and demonstration that the IRIDIUM Gateway Equipment design meets the Functional Objectives identified in Section 3.1, the Performance Objectives outlined in Section 3.2 and as identified in Appendix A, the services described in Appendix B and the OA&M capabilities listed in Appendix C. The integrated Gateway Equipment will be shown to function as an integral part of the IRIDIUM Communication System. To accomplish the objectives, testing will be performed at four levels. The first testing level is subsystem acceptance testing. This testing will be performed to verify that the suppliers have met the subsystem level requirements. The second level of testing is performed at the Gateway Equipment level by integrating and testing the subsystems together as a functional entity. This level of testing will be performed to verify that the Gateway segment level requirements have been met and all interfaces external to the Gateway have been verified. Simulation will be used for most external interfaces. The third level of testing demonstrates the Gateway Equipment in the Gateway test laboratory. This level of testing introduces other system elements such as the System Control Segment Control Facility, the Message Termination Controller, and the ISU, which replace simulators in the Gateway test laboratory. The objective of this testing is to integrate the Gateway segment into the IRIDIUM Communications System in a laboratory environment. The fourth and final level of testing will be performed to demonstrate the integrated


----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Approval pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.

                       MOTOROLA CONFIDENTIAL PROPRIETARY

               Gateway Equipment functions in the IRIDIUM Communications System using on-orbit satellites as available.


                                       *





3.4      TEST DOCUMENTATION

               Test documentation will be developed by both the subsystem suppliers and Motorola to describe the applicable test processes. These documents will be made available to Iridium for review at least 30 days prior to testing. Copies of test reports will be provided to Iridium, Inc. within 30 days following testing. Test procedure documents will contain information which is used to verify or test functional capabilities of the Gateway Equipment. These procedures will contain information such as: test requirements specifications, system under test scenarios, test plans, stimulus/response, verification matrices, etc. Test acceptance documents will contain the test procedures which will be executed. A pass/fail criteria will be developed for the key performance specifications. Iridium, Inc. will be offered the opportunity to witness testing. Test report documents will contain the results of the test effort. TND test efforts will include supplier acceptance testing, lab testing, Beta Site pre-acceptance testing, or demonstration testing. The test reports will provide information as to the success and status of the system under test including an action plan to correct deficiencies or defects discovered during testing.



----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Approval pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.

                       MOTOROLA CONFIDENTIAL PROPRIETARY

4.0      MILESTONE DESCRIPTIONS

                   The contract milestone schedule is provided in Table 4.0-1.
               These milestones will demonstrate tangible progress toward implementation of the IRIDIUM Gateway Equipment design. Description of the contract milestones and completion criteria are provided below. Iridium, Inc. shall have the right to challenge the assertion of Motorola that any milestone has been completed in accordance with the stated criteria pursuant to
               Article 6, PAYMENT, Subsection D.

TABLE 4.0-1. TNDC MILESTONES

--------------------------------------------------------------------------------------------------------
   MS                         DESCRIPTION                            SCHEDULED         AMOUNT DUE
   NO.                                                           COMPLETION DATE**    (U.S. DOLLARS)
--------------------------------------------------------------------------------------------------------
    1     GSC SR4 Acceptance Test                                        *                    *
--------------------------------------------------------------------------------------------------------
    2      Gateway ETC Basic Teleservices Acceptance Test                *                    *
--------------------------------------------------------------------------------------------------------
    3      Gateway OMC-G Acceptance Test                                 *                    *
--------------------------------------------------------------------------------------------------------
    4      Gateway Messaging Subsystem Acceptance Test                   *                    *
--------------------------------------------------------------------------------------------------------
    5      Gateway Test Lab Demonstration Release *                      *                    *
--------------------------------------------------------------------------------------------------------
    6      Gateway Acceptance Test Procedures Release *                  *                    *
--------------------------------------------------------------------------------------------------------
    7      Gateway/System Demonstration Release *                        *                    *
--------------------------------------------------------------------------------------------------------
    8      Gateway Test Lab Demonstration Release *                      *                    *
--------------------------------------------------------------------------------------------------------
    9      Gateway Design Package Release *                              *                    *
--------------------------------------------------------------------------------------------------------
   10      Gateway Design Package Release *                              *                    *
--------------------------------------------------------------------------------------------------------
          TOTAL                                                                    $160,000,000
--------------------------------------------------------------------------------------------------------
          **The dates shown in the column titles "Scheduled
          Completion Date" are those selected dates as of the
          effective date of the TNDC and are subject to
          adjustment as provided by ARTICLE 18, Excusable
          Delays, of the Contract.
--------------------------------------------------------------------------------------------------------

4.1      SUBSYSTEM ACCEPTANCE TESTING (MILESTONES 1 THROUGH 4)


                     Subsystem acceptance testing will be conducted with the
               Motorola suppliers in accordance with Motorola approved acceptance test procedures. In general, the acceptance testing will occur at the subsystem supplier facility. Successful completion will be based on completion of the test procedures and establishment of an action plan



----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Approval pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.

                       MOTOROLA CONFIDENTIAL PROPRIETARY


               to correct any deficiencies and defects detected during testing. The four subsystem acceptance tests to be performed include the Earth Terminal Controller (ETC), the Gateway Switching Center
               (GSC), the Gateway Messaging System (GWMS) and the Operations and Maintenance Center (OMC-G). The locations of the testing are tentative and are subject to change to accommodate changes in Motorola's development plans. Acceptance test procedures
               (ATP) for each of the subsystem acceptance tests will be provided to Iridium Inc. for review and comment no less than thirty (30) days prior to the start of testing.

4.1.1    MILESTONE 1- GATEWAY SWITCHING CENTER SR4 SUBSYSTEM ACCEPTANCE TEST

                     Subsystem acceptance testing will be performed by the GSC
               supplier. The acceptance testing is planned to be performed at the SATCOM facility in Chandler, Arizona.

                                       *

                                        Siemens will test the Gateway Switching
               Center SR4 release to ensure compliance with the Motorola developed procurement specifications. This testing will be related to Release * functionality. Acceptance criteria will be defined in the ATP. Acceptance test procedures will be provided by Siemens and approved by Motorola. The acceptance test procedures will be provided to Iridium, Inc. for review prior to testing.

               COMPLETION CRITERIA

               The milestone shall be deemed complete when GSC SR4 has been tested to the satisfaction of Motorola and a corrective action plan has been established for those items found to be non-compliant with the ATP acceptance criteria. Iridium, Inc. representatives shall be offered the opportunity to witness the subsystem acceptance testing.

4.1.2    MILESTONE 2 - EARTH TERMINAL CONTROLLER (ETC) SUBSYSTEM ACCEPTANCE
TEST
                       The ETC subsystem acceptance test is scheduled to be
               performed at the Motorola Scottsdale facility

                                       *
                                                 This acceptance testing
               will include previously accepted transmission (ETS), communications (ECS) and management (OMC-R) subsystems. Motorola will integrate the three subsystems and perform an ETC level acceptance test. Motorola will test the Gateway Earth Terminal Controller subsystem to ensure compliance with the



----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Approval pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.

                       MOTOROLA CONFIDENTIAL PROPRIETARY

               Motorola developed specifications. Acceptance criteria will be defined in the ATP. The acceptance test procedures will be provided to Iridium, Inc. for review prior to testing.

               COMPLETION CRITERIA

               The milestone shall be deemed complete when the Gateway ETC has been tested to the satisfaction of Motorola and a corrective action plan has been established for those items found to be non-compliant with the ATP acceptance criteria. Iridium, Inc. representatives shall be offered the opportunity to witness the subsystem acceptance testing.

4.1.3    MILESTONE 3 - OMC-G SUBSYSTEM ACCEPTANCE TEST

               Subsystem acceptance testing will be performed by the OMC-G supplier to *. This milestone is scheduled to be performed at the SATCOM facility in Chandler, Arizona. Telespazio will test the Gateway Operation and Maintenance Center subsystem to ensure compliance with the Motorola developed procurement
               specifications.   *   Acceptance criteria will be defined in the
               ATP. The acceptance test procedures will be developed by the supplier and approved by Motorola. The acceptance test procedures will be provided to Iridium LLC. for review prior to testing.

               COMPLETION CRITERIA

               The milestone shall be deemed complete when the OMC-G has been tested to the satisfaction of Motorola and a corrective action plan has been established for those items found to be non-compliant with the ATP acceptance criteria. Iridium LLC. representatives shall be offered the opportunity to witness the subsystem acceptance testing.

4.1.4    MILESTONE 4 - MESSAGING SUBSYSTEM ACCEPTANCE TEST

               Subsystem acceptance testing will be performed by Motorola using equipment from the Gateway Messaging Subsystem (GWMS) and SCS Messaging Subsystem (SCSMS) suppliers. The GWMS Message Origination Controller (MOC) and the SCSMS Message Termination Controller (MTC) subsystems will be integrated and tested as a messaging infrastructure. The testing will be performed at the Chandler facility. Motorola will test the integrated messaging subsystems in accordance with the Motorola acceptance test procedures. The subsystems include the MOC and the MTC. *.
               The acceptance test


----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Approval pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.

                       MOTOROLA CONFIDENTIAL PROPRIETARY

               procedures will be developed by Motorola. Acceptance criteria will be defined in the ATP. The acceptance test procedures will be provided to Iridium LLC for review prior to testing.

               COMPLETION CRITERIA

               The milestone shall be deemed complete when the integrated GWMS MOC and SCSMS MTC have been tested to the satisfaction of Motorola and a corrective action plan has been established for those items found to be non-compliant with the ATP acceptance criteria. Iridium LLC. representatives shall be offered the opportunity to witness the subsystem acceptance testing.

4.2      TNDC DEMONSTRATIONS (MILESTONES 5 THOUGH 8)

               Motorola will conduct     *     activities to fully demonstrate
               the IRIDIUM Gateway Equipment design meets the Functional Objectives of Section 3.1, the Performance Objectives of Section
               3.2 and Appendix A, and supports both the Appendix B services as well as the OA&M capabilities described in Appendix C. The demonstrations include verification of Release * functionality at the Gateway level in the Gateway test laboratory, in the IRIDIUM Communications System using on-orbit assets as available, and through successful execution of the Release * Acceptance Test Procedures developed for the Gateway purchaser's Gateway acceptance. *

                                      *
                                        The TNDC demonstration plan for each
               demonstration milestone will be provided to Iridium LLC thirty
               (30) days prior to commencement of the first demonstration test. A demonstration test report will be provided to Iridium, Inc. within thirty (30) days following the completion of each test.

4.2.1    MILESTONE 5 - GATEWAY TEST LAB DEMONSTRATION - RELEASE *

               The demonstration verifies Release * functionality in the Gateway test laboratory. For this demonstration, the Gateway test laboratory will include

                                       *



----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Approval pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.

                       MOTOROLA CONFIDENTIAL PROPRIETARY


               COMPLETION CRITERIA

               The milestone shall be deemed satisfactorily completed when the integrated Gateway Equipment hardware and software designs have been tested in accordance with the mutually agreed plan to demonstrate they meet the Release * performance objectives of
               Section 3.2 and Appendix A, the services as described in Appendix B, and the OA&M capabilities described in Appendix C with no service-affecting non-compliance. Classification of non-compliance categories will be mutually agreed and documented in the demonstration plan. Demonstration may be accomplished by testing, simulation or analysis as mutually agreed. Motorola will promptly provide a plant to correct any non-compliance including a mutually acceptable scheduled retesting to demonstrate correction. Iridium LLC representatives shall be offered the opportunity to witness all demonstration activities.

4.2.2    MILESTONE 6 - GATEWAY ACCEPTANCE TEST PROCEDURES - RELEASE *

               The Gateway Acceptance Test Procedures will be developed as a generic set of procedures in accordance with the Gateway Acceptance Test Plan (Gateway Purchase Agreement Exhibit C) for Release * functionality. The Gateway Acceptance Test Procedures, in conjunction with referenced OA&M documentation, define the tests that will be conducted, the pass/fail criteria, the test conditions, and the Method of Procedure for implementation of each release. Motorola will deliver the Acceptance Test Procedures for each release to Iridium
               LLC four months prior to acceptance testing for review and approval. The Release * Gateway Acceptance Test Procedures will be demonstrated in the SATCOM Gateway test laboratory. The generic test procedures, which are expected to be common for all gateway equipment sites, will be tailored for the Gateway test laboratory environment. The test environment will include

                                       *


               COMPLETION CRITERIA

               The milestone shall be deemed satisfactorily completed when the mutually-agreed set of Release * Acceptance Test
               Procedures have been successfully performed on the operational Gateway Equipment hardware and software in the Gateway test laboratory. Classification of non-compliance categories will be mutually agreed and documented in the demonstration plan. Demonstration may be accomplished by testing, simulation or analysis as mutually agreed. Motorola will promptly provide a plan to correct any non-



----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Approval pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.

                       MOTOROLA CONFIDENTIAL PROPRIETARY

               compliance including a mutually acceptable scheduled retesting to demonstrate correction. Iridium LLC representatives shall be offered the opportunity to witness all demonstration activities.

4.2.3    MILESTONE 7 - GATEWAY / SYSTEM DEMONSTRATION - RELEASE *

                     This demonstration verifies Release * functionality
               of a set of Gateways integrated into the IRIDIUM system. The test environment will include

                                       *

                                  The Gateway test laboratory will be
               configured to support multiple-Gateway test scenarios using operational equipment. The BETA site gateway will also be used in conjunction with the Gateway test laboratory to demonstrate multiple-gateway test scenarios and inter-gateway communications.

               COMPLETION CRITERIA

               The milestone shall be deemed satisfactorily completed when the Gateway Equipment hardware and software designs have been integrated and tested in the System test environment in accordance with the mutually agreed plan to demonstrate they meet the Release * performance objectives of Section 3.2 and Appendix A, the services as described in Appendix B, and the OA&M capabilities described in Appendix C with no service-affecting non-compliance. Classification of non-compliance categories will be mutually agreed and documented in the demonstration plan. Demonstration may be accomplished by testing, simulation or analysis as mutually agreed. Motorola will promptly provide a plan to correct any non-compliance including a mutually acceptable scheduled retesting to demonstrate correction. Iridium LLC representatives shall be offered the opportunity to witness all demonstration activities.

4.2.4    MILESTONE 8 - GATEWAY TEST LAB DEMONSTRATION - RELEASE *

                     The demonstration verifies Release * functionality in the
               Gateway test laboratory. For this demonstration, the Gateway test laboratory will include



                                       *



----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Approval pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.

                       MOTOROLA CONFIDENTIAL PROPRIETARY


               COMPLETION CRITERIA

               The milestone shall be deemed satisfactorily completed when the integrated Gateway Equipment hardware and software designs have been tested in accordance with the mutually agreed plan to demonstrate they meet the Release * performance objectives of
               Section 3.2 and Appendix A, the services as described in Appendix B, and the OA&M capabilities described in Appendix C with no service-affecting non-compliance. Classification of non-compliance categories will be mutually agreed and documented in the demonstration plan. Demonstration may be accomplished by testing, simulation or analysis as mutually agreed. Motorola will promptly provide a plan to correct any non-compliance including a mutually acceptable scheduled retesting to demonstrate correction. Iridium LLC representatives shall be offered the opportunity to witness all demonstration activities.

4.3      GATEWAY DESIGN PACKAGES (MILESTONES 9 AND 10)

               The contents of the Gateway Design Packages are listed below. Three (3) copies of the documentation package will be provided in Motorola's or its supplier's format. Incremental deliveries of the information and data packages may be made as they become available. Many documents may be marked with EAR or ITAR restrictions to which Iridium LLC will be responsible for adherence.

               A. Milestone 9: The first submittal of the design package will contain information associated with Release * services as identified in Appendix B and the OA&M capabilities described in Appendix C.

               B. Milestone 10: The second and final submittal of the design package will contain information associated with Release * services as identified in Appendix B, the OA&M capabilities described in Appendix C, and any update to the Release * package as required.

               COMPLETION CRITERIA

               These milestones will be deemed complete upon delivery of the then-existing versions as of the scheduled completion dates identified in Table 4.0-1 of the following nine (9) specific documentation packages to Iridium LLC.

4.3.1    BSP-G0001.GWS, IRIDIUM GATEWAY SEGMENT SPECIFICATION

This document as developed by Motorola defines the requirements and specifications for allocation to the subsystem elements. The package will include design specifications



----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Approval pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.

                       MOTOROLA CONFIDENTIAL PROPRIETARY

for the IRIDIUM Gateway Segment.  Specifically the document will contain:
Gateway segment description, segment functional requirements, design and construction requirements, documentation requirements, logistics requirements, personnel and training requirements, subordinate element characteristics and quality assurance.

4.3.2    GATEWAY INTERFACE SPECIFICATIONS

                          This document as developed by Motorola contains the
               specifications for the interfaces between the Gateway Segment and external systems excluding the interface with the space vehicle which is provided under the Space Contract.

4.3.3    DEVELOPMENT PROCUREMENT PACKAGES

               Motorola's request-for-proposal (RFP) packages that were developed for the ETC, GSC, OMC and Messaging subsystems will be provided. These packages typically will include proposal instructions, statements of work, specifications, and schedule requirements. RFP amendments, if any, will also be provided.

4.3.4    GATEWAY SYSTEM OPERATIONS, ADMINISTRATION AND MAINTENANCE (OA&M)
         MANUALS

               The OA&M manuals (developed by Motorola and Subsystem Vendors) will describe the overall characteristics of the Gateway Equipment, functionality and OA&M procedures. The subsystem manuals will be modified to include the specific functionality added for the IRIDIUM System. Manuals will be delivered for the following subsystems: OMC-G, OMC-R, MOC (Release * only)
               GSC, ETS, ECS, ET. All of the detailed procedures required for system operation will be provided including, but not limited, to the following:

               --    Gateway/subsystem startup and shutdown
               --    Gateway routine operations (daily, weekly, monthly, yearly)
               --    System configuration and reconfiguration
               --    System performance monitoring
               --    Fault isolation routines and maintenance assistance
               --    Description of system alarms
               --    Gateway/subsystem equipment installation



     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Approval pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.

                       MOTOROLA CONFIDENTIAL PROPRIETARY

4.3.5    GATEWAY TRAINING MATERIALS

               These materials developed by Motorola contain IRIDIUM-unique training materials including curriculum and courses of instruction. Supplier training material will be provided for reference to augment the Motorola training materials.

4.3.6    GATEWAY DEVELOPMENT VERIFICATION PROCEDURES

               A set of Motorola developed test procedures will be provided to verify each functional incremental software build. These procedures will be derived from the segment level verification matrices associated with each software build. The verification matrices will be developed from the IRIDIUM Gateway Segment Specification (B0).

4.3.7    GATEWAY PRODUCT DESCRIPTION

               A definitive Gateway product description will be provided. This document will contain baseline configuration data, subscriber services, PSTN interconnection, OA&M description, facility considerations, subsystem descriptions and capacity and growth planning.

4.3.8    GATEWAY CUSTOMER ACCEPTANCE TEST PROCEDURES

               This document will include the generic test procedures to be used for acceptance testing of a deployed Gateway. The procedures will be developed in accordance with the baseline Gateway Acceptance Test Plan of the Gateway Equipment Purchase Agreement.

4.3.9    GENERIC GATEWAY FACILITIES DESIGN PACKAGE

                     The generic Gateway facilities design is a conceptual
               engineering design of the central Gateway facility, the earth terminal facilities, and infrastructure within the direct site boundary. The package will include general layouts and arrangement of facilities, multi-discipline engineering drawings with some details, generic design criteria utilized for the design, multi-disciplined calculations (partial), a materials/equipment list, major engineering specifications and selected data supporting certain parametric studies conducted by Motorola. The generic Gateway Facilities Design package will be made available in accordance with the schedule in the baseline Gateway purchase agreement.




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
                       MOTOROLA CONFIDENTIAL PROPRIETARY

5.0      PROGRAM MANAGEMENT OBJECTIVES

                     Motorola shall assign a program manager to ensure
               execution plans are developed and performed in compliance with the terms of the TND contract. The program manager shall be the interface between the TND team and Iridium LLC on program performance matters. The program manager shall also be responsible for managing and monitoring the effort so that all TNDC requirements are fulfilled, that milestones are met, deliveries are made as scheduled, and program risks are identified and managed. The Motorola contract manager shall be the primary point-of-contact as regards all contract matters. Motorola shall provide engineering management so that all technical requirements and specifications are adequately identified and implemented using sound engineering methodologies.

6.0      PRE-COMMERCIAL SERVICE WARRANTY

                     The Pre-Commercial Service Warranty shall commence, with
               regard to Gateway Equipment, on the date such Gateway Equipment has successfully achieved Conditional Acceptance pursuant to the GEPA under which such Gateway Equipment was sold and shall terminate as of the start of the warranty period for such Gateway Equipment. The scope of the Pre-Commercial Service Warranty shall be scope of the "Pre-Commercial Service Warranty" as such is described in the GEPA under which such Gateway Equipment was sold.

7.0      GTAC SERVICES

                     The GTAC Services are comprised of the following
               telephonic support activities (as used herein, the term Gateway Operators refers to purchasers of Gateway Equipment as that term is defined in this Contract):

               A. The Motorola provided Gateway Technical Assistance Center ("GTAC") will be available to provide Iridium and Gateway Operators with telephone-based technical consultation 7 days per week, 24 hours per day. The GTAC staff will follow Motorola established procedures for problem logging, reporting, tracking, escalation, and closure. All calls and written or electronic correspondence will be transacted in the English language. Iridium and Gateway Operators will individually pay telephone charges for their calls to the GTAC. Motorola will pay telephone charges for its calls to the Gateway Operators and Iridium.

               B. The GTAC staff will operate in real-time to aid Iridium and the Gateway Operators in problem isolation and troubleshooting. In addition to the consultation the GTAC staff provides, certain remote dial-in diagnostics may also be performed on the Gateway with the Gateway Operator's permission. The GTAC staff will work on



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
                       MOTOROLA CONFIDENTIAL PROPRIETARY

               problems based on their designated priority level. Work on a previously reported problem may therefore be temporarily suspended if Iridium or another Gateway Operator requests assistance with a higher priority problem.

               C. Problems which cannot be directly resolved by the GTAC staff will be referred to Motorola gateway support engineers who shall have access to lab facilities as required to diagnose problems. Motorola will arrange for telephone consultation service and on-call support engineering assistance at each of the Subsystem Suppliers. Handling of problems escalated in this manner will also be governed by the designated priority levels.

               D. Problems reported through the GTAC will be tracked, compiled, and analyzed in terms of trend analysis and quality metrics tracking. Apparent patterns will trigger an in-depth investigation intended to result in preventive actions recommended for all applicable Gateways in the System. Iridium may review the reports on problems and results of trend analyses and quality metrics.

               E. The GTAC staff will also provide assistance to Gateway Operators during the Gateway Equipment purchaser-performed installation of new Software releases. This assistance will include the designation of loading, testing, verification and back-out procedures, as well as the coordination for timely installation of the Software across all Gateways in the System.

8.0      SUPPORT OF COMMERCIAL ACTIVATION ACTIVITIES

               A. The following items shall constitute the Commercial Activation Activities for purposes of the paragraphs in this
               Section 8.0:

                     1.   Technical Trials
                     2.   Operational Trial
                     3.   Gateway Commissioning
                     4.   Subscriber Trials
                     5. Implementation, Testing, and Activation of Release 3 into the Gateway Equipment.
                     6.   Operations Data Network (ODN)

               B. Iridium and Motorola have established a joint plan to facilitate successful commercial activation of the IRIDIUM Communications System. These plans will continue to be reviewed on a periodic (generally, at least monthly) basis including without limitation at the following meetings:

                       MOTOROLA CONFIDENTIAL PROPRIETARY



                     1.   Periodic Iridium/Motorola technical staff reviews.

                     2. IRIDIUM Commercial Activation Review (ICAR): the jointly attended meeting that focuses on the status of Iridium's activities respecting the Commercial Activation Activities.

                     3. Joint monthly Commercial Activation Review: the jointly attended meeting that focuses on the status of joint activities in support of the optimized commercial activation program.

               Iridium shall have the opportunity to review and comment on the test plans, procedures and other documentation developed by Motorola, and on Motorola's performance, under this Section 8.0.

               C.    Technical Trials

               Motorola shall conduct the Technical Trials to assess the functional and performance capabilities of the IRIDIUM Communications System in operational environments.

               1. Motorola shall establish a Technical Trials test plan as an extension of Motorola's SI&T program to assess the functional and performance capabilities of the IRIDIUM Communications System in multiple, international operational environments. Except to the extent determined by Motorola to be unreasonable or inappropriate after consultation with Iridium, the Technical Trials are expected to include testing of: the quality of service provided to the end user; the IBSS; external interfaces to the IRIDIUM System;

               Release * Services in an operational configuration with subscriber equipment in selected environments (e.g., rural, suburban, urban, dense urban, and in vehicle); and, some Release
               * Services. Iridium will be afforded commercially reasonable opportunity to review and comment on this test plan during the meetings referenced in paragraph 8.0 B above.

               2. The test environment for the technical trials tests is currently planned to include two operational Gateways (subject to availability and approval from such Gateway Operators), the SCS, the Constellation (to the extent available), pre-commercial ISUs, the IBSS, the Operations Data Network, a PSTN, and special test equipment as required. Iridium shall provide and obtain all approvals and access for all property and equipment for the test environment other than the pre-commercial ISUs, the ODN and the special test equipment to be obtained by Motorola.

                       MOTOROLA CONFIDENTIAL PROPRIETARY


               3. Upon completion of the Technical Trials Motorola shall provide a test report to Iridium covering results of the Technical Trials tests. The report shall include recommended actions to address adverse performance characteristics which affect the readiness of the System for Commercial Activation.

               D.    Operational Trial

               The purpose of the Operational Trial is for Iridium to test and verify, at a system level, that the IRIDIUM Communications System's technology environment, operational processes, procedures and personnel are ready to support commercial activation and subsequent operation of the IRIDIUM System. The Operational Trial is currently planned to include all operational network and business entities, including the SCS, GTAC, Iridium, Gateway Operators and Service Providers. It is expected to test end-to-end operational processes of the ITU defined Telecommunications Managed Network (TMN) model, including business, service, network and element management, the Operational Support Systems operation and usability to support operational work flow processes (IBSS and network OSS), and operational interfaces (network and business) between the SCS, GTAC, Gateways, Service Providers and Iridium. Since the flow of operations data is via the ODN, and Services Testing is not an objective of the Operational Trial, the Constellation shall be minimally used during this activity. The Operational Trial currently intends to use the first five (5) Gateways; subsequent Gateways are not currently intended to be a part of the Operational Trial. Motorola shall support the Operational Trial in accordance with paragraph F below with the SCS and GTAC resources determined to be appropriate during the Joint Monthly Commercial Activation Review as referenced in 8.0 B.3. above. The support by Motorola shall end on the Commercial Activation Date. Iridium will be afforded the opportunity to review Motorola's performance related to this activity at the meetings referenced in paragraph 8.0 B above.

               E.    Gateway Commissioning

               The purpose of Gateway Commissioning is for Iridium to certify that the Gateway and its operations personnel are ready to be added to the Iridium communications network as an operational node. For the gateways which participate in the Operational Trial, commissioning is accomplished as a result of the Operational Trials. For subsequent Gateways, an abbreviated test of processes and procedures, and a verification of final configuration, shall be performed to certify operational readiness. Motorola shall support the Gateway Commissioning in accordance with paragraph F below with the SCS and GTAC resources determined to be appropriate during the Joint Monthly Commercial Activation Review as referenced in 8.0 B.3. above. The support by Motorola shall end on the Commercial Activation Date. The support by Motorola under this subparagraph

                       MOTOROLA CONFIDENTIAL PROPRIETARY

               shall end on the Commercial Activation Date. Iridium will be afforded the opportunity to review Motorola's performance related to this activity at the meetings referenced in paragraph
               8.0 B above.

               F.    Support of Operational Trial and Gateway Commissioning

               The SCS and the GTAC shall commence support for Operations Trials and Gateway Commissioning on or about April 1, 1998. The SCS support shall continue until Release * Services are commissioned on all Gateways. The GTAC support, as defined in
               Section 7.0 above, shall terminate on the earlier of September 23, 1998 or the first date of the commencement of the Gateway Performance Assurance Plan ("GPAP") under a GEPA.

               The SCS and GTAC support for the operational trial and Gateway Commissioning shall include assisting in the planning and definition of the Operational Trial and Gateway Commissioning activities, assisting in the development of the associated schedules, processes, procedures and scripts, prior to the start of the Operations Trial, and Operational trial team participation during execution of the trial scripts. The SCS and GW development organizations shall have technical support personnel available to assist the SCS and GTAC operational entities in resolving problems in a timely fashion which may impact the trial activities.

               The SCS shall be staffed 24 hours a day, 7 days a week during the Operational Trial and Gateway Commissioning periods, and have personnel available to execute the required processes and procedures based upon pre-agreed scripts. The SCS shall assist in evaluating the effectiveness of the processes and procedures, and make modifications to procedures developed by Motorola as required.

               The SCS facilities and ODN shall be managed during the Operations Trials and Gateway Commissioning using normal production status configuration control and fault management processes. The Constellation is not required to be managed in a production status during the Operations Trails.

               G.    Subscriber Trials

               The purpose of the Subscriber Trials is for Iridium to exercise product and serve distribution channels and customer service processes to ensure their readiness for rapid ramp-up at commencement of full commercial operation. These trials are currently planned to verify that customer experiences with subscriber units and services in real life environments and conditions are consistent with the technical/operational capabilities of the system as encountered in the Technical and Operational Trials. Marketing characterizations of product/service features and performance are also intended to be verified during these trials. Subscriber trials are a "dress rehearsal" which shall allow introduction of IRIDIUM services to


-------------------------------

    * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Approval pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.

                       MOTOROLA CONFIDENTIAL PROPRIETARY

               potential users prior to full commercial operation. Subscriber Trials are intended to be conducted globally with all market segments represented. Motorola shall support the Subscriber Trials with the SCS and GTAC resources determined to be appropriate during the Joint Monthly Commercial Activation Review as referenced in 8.0 B.3. above. The support by Motorola shall end on the Commercial Activation Date. The support by Motorola under this paragraph shall end on the Commercial Activation Date. Iridium will be afforded the opportunity to review Motorola's performance related to this activity at the meetings referenced in paragraph 8.0 B above.

               H. Implementation, Testing and Activation of Release * into the Gateway Equipment

               Motorola shall, except to the extent determined by Motorola to be commercially unreasonable after consultation with Iridium, support Iridium's implementation (planning, loading and configuration), testing, and activation of Release * for the "First Office Application, Soak and Roll-Out" to all other Gateways by assisting Iridium in its planning and definition of Release * implementation, verification and activation; including the development of associated schedules, processes, procedures (including verification and back-out) and scripts. Motorola shall, except to the extent determined by Motorola to be commercially unreasonable after consultation with Iridium, make the GTAC available to Iridium for Release * issues on the same terms and conditions as in Section 7.0 above. In addition, Motorola shall, except to the extent determined by Motorola to be commercially unreasonable after consultation with Iridium, provide both on-site and in-plant support of Iridium's Release * efforts by supporting planning, procedure development, and execution activities related to loading, configuring, and testing Release * software in the Gateway Equipment components, including the ETC, ECS, SSS, OMC-G, OMC-R and Messaging. The support to be provided by Motorola under this subparagraph shall end upon the earlier of June 1, 1999 or the date that Release * is commissioned in the last Gateway Equipment (see definition of Gateway Equipment). Iridium will be afforded the opportunity to review Motorola's performance related to this activity at the meetings referenced in paragraph 8.0 B above.

               I.    Operations Data Network (ODN)

               (1)   ODN Connectivity:

               Motorola shall provide and manage the Operations Data Network
               (ODN), a frame relay network separate from the Space System and the Constellation, which links the Gateways and the MCF, and provides backup links to the BCF, or to other backup sites at which the Network Management Function and the redundant MTC may be located. The ODN shall include links and capacity as

-------------------------------

    * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Approval pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.


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
                       MOTOROLA CONFIDENTIAL PROPRIETARY

               designated by Iridium LLC for IBSS requirements, including connectivity of remotely located GBS installations. Availability of the ODN shall be consistent with the requirements for reliable delivery of the traffic carried, and Motorola and Iridium shall periodically review ODN performance data and make adjustments, if required, as mutually agreed.

               (2)   ODN Capacity, Traffic Allocation and Cost Allocation

               Initial Capacity:

               Initially, Motorola shall provide a * link between the frame relay network and each gateway and a * link between the frame relay network and the MCF. Sizing of the link to the BCF, or to other backup sites at which the Network Management Function and the redundant MTC may be located shall be sufficient to accommodate the equivalent traffic as would be carried by the link to the MCF. In addition, Motorola shall provide links to remotely located GBS sites, as designated by Iridium LLC. Such remote site designations and the initial capacity of each link shall be communicated to Motorola by Iridium LLC by a mutually agreeable date consistent with the Commercial Activation schedule.

               Anticipated Traffic

               Traffic (data) to be transported by the ODN includes:

               -Motorola responsible network management data between the MCF and the Gateways and message delivery requests from the MOC to the MTC.

               -Iridium LLC responsible Call Detail Record traffic among GBS (whether colocated with the gateway or remotely located), Gateway and IBS (whether colocated with MCF or remotely located).

               Motorola shall provide network management capabilities to monitor and measure the various traffic types at the Control Facilities and Gateways. This data will be shared between Motorola and Iridium LLC in order to jointly plan network capacity allocations and adjustments.

               Cost Allocation:

               Motorola shall procure and manage the configuration, operation and maintenance of the entire ODN. Iridium LLC will reimburse Motorola for the following costs:

----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Approval pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.






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
                       MOTOROLA CONFIDENTIAL PROPRIETARY

               -Non-recurring installation charges and recurring operating costs for links with GBS installations remote from the Gateways and IBS installations remote from the MCF.

               -Non-recurring installation charges and recurring operating costs for the IBSS traffic and associated links beyond the cost of the initially installed capacity as described above.

               Each party has first rights to capacity it acquires for its respective traffic. To the extent spare link capacity exists, Motorola and Iridium mutually agree to share such spare capacity in order to achieve more efficient use by both parties of installed capacity and to minimize unnecessary expansion costs by either party.





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                       MOTOROLA CONFIDENTIAL PROPRIETARY

               -Non-recurring installation charges and recurring operating costs for links with GBS installations remote from the Gateways and IBS installations remote from the MCF.

               -Non-recurring installation charges and recurring operating costs for the IBSS traffic and associated links beyond the cost of the initially installed capacity as described above.

               Each party has first rights to capacity it acquires for its respective traffic. To the extent spare link capacity exists, Motorola and Iridium mutually agree to share such spare capacity in order to achieve more efficient use by both parties of installed capacity and to minimize unnecessary expansion costs by either party.




9.0      MULTIPLE-GBS CONFIGURATION

9.1      OVERVIEW

         Motorola will design and develop the hardware and software changes to the Gateway Equipment needed to modify the current default GBS configuration from one collocated GBS to one remote GBS. Motorola shall also design and develop the hardware and software needed to expand the baseline subscriber administration capability of the Gateway Equipment to handle up to three additional Virtual GW Operators. The effort under this Section 9.0 shall include the design and development of connectivity architecture, functional requirements and interface requirements.

         In addition, Motorola shall modify the Gateway Design Package delivered to Iridium pursuant to Subsection 4.3.B - Milestone 10, to include the Multiple-GBS hardware and software changes designed and developed under this Section 9.0. Motorola shall also implement the Multiple-GBS Hardware and Software changes in the Gateway Equipment delivered to the first twelve (12) Gateway Equipment purchasers to support up to two GBSs; up to four GBSs can been abled by the purchase of additional Packet Assembler/Disassembler (PAD) capacity for the SSS.

         All of the foregoing work shall be accomplished in accordance with the requirements and specifications in this Section 9.0.





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                       MOTOROLA CONFIDENTIAL PROPRIETARY



9.2      DEFINITIONS

         The following terms, when used herein with capitalized initial letters, shall have the meanings set forth below:

              a. Real GW Operator: The Gateway operator which owns the Gateway Equipment.

              b. Virtual GW Operator : The Gateway operator which deploys only a GBS and does not own the Gateway Equipment to which its GBS connects.

9.3      DESIGN, DEVELOPMENT AND IMPLEMENTATION OF MULTIPLE-GBS
         FEATURES

9.3.1    DESIGN AND DEVELOPMENT

         Motorola will design and develop the hardware and software changes to the Gateway Equipment needed to modify the current default GBS configuration from one collocated GBS to one remote GBS. Motorola shall also design and develop the hardware and software needed to expand the baseline subscriber administration capability of the Gateway Equipment to handle up to three additional Virtual GW Operators. The effort under this Section 9.0 shall include the design and development of connectivity architecture, functional requirements and interface requirements.

9.3.2    DOCUMENTATION MODIFICATION

         Motorola shall modify the documentation of the Gateway Equipment, including without limitation Motorola internal specifications, interface control documents (ICDs) and the Gateway product description, as is reasonably necessary to document the hardware and software changes developed under this Section 9.0.

9.3.3    IMPLEMENTATION OF MULTIPLE-GBS

         Motorola shall, at no additional cost to the Gateway Equipment purchasers, install and test the Multiple-GBS hardware and software changes in the Gateway Equipment delivered to the firsttwelve (12) Gateway Equipment purchasers to support up to two GBSs; up to four GBSs can been abled by the purchase of additional PAD capacity for the SSS. If Gateway Equipment hasbeen delivered to a purchaser before the completion of the design and development of Multiple-GBS under this Section 9.0, Motorola shall, without additional cost to such purchaser, install and test the Multiple-GBS features on such Gateway Equipment, provided that theGateway Equipment owner consents to such action by Motorola.





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                       MOTOROLA CONFIDENTIAL PROPRIETARY





9.4      MULTIPLE-GBS DEMONSTRATION

9.4.1    MULTIPLE-GBS LAB DEMONSTRATION AND REPORT - MILESTONE 1

         Motorola shall install the Multiple-GBS features in the Motorola test laboratory in Chandler, Arizona and shall perform a demonstration in accordance with the jointly developed demonstration plan of the Multiple-GBS (4) functionality at the Motorola test laboratory in Chandler. The demonstration may be accomplished by testing, simulation, analysis, or acombination thereof, as determined by Motorola. A copy of the demonstration plan will be provided to Iridium for review and comment no less than thirty 30 days prior to the start of the demonstration. Iridium representatives shall be offered the opportunity to witness all demonstration activities. Motorola shall release a report (the "Multiple-GBS Demonstration Report") internally at Motorola which details the results of the demonstration. This Milestone M-1 shall be deemed completed upon:
         Iridium's receipt of Motorola's certification that Motorola has demonstrated the Multi-GBS functionality in accordance with the jointly developed demonstration plan to the satisfaction of Motorola based upon commercially reasonable standards; and 2) a corrective action plan has been established for those items, if any, found to benon-compliant with the demonstration plan, and when Motorola has internally released theMultiple-GBS Demonstration Report. A copy of the Multiple-GBS Demonstration Report shall be made available to Iridium.


         Independent of the performance and payment of Milestone M-1 Motorola shall also, on anon-interference basis with Motorola Gateway Integration & Test usage of the laboratory, allow Iridium access to the Motorola test laboratory GIE and SSS with PAD capacity for up to four (4)GBSs to permit Iridium to remotely connect multiple GBSs.
         This will allow Iridium to testwhether the Gateway Multiple-GBS features support concurrent multiple GBS operation.Iridium shall submit a test plan and test procedures to Motorola for review and comment not lessthan 30 days prior to the start of testing. Motorola
         shall be offered the opportunity to witness such testing.   Motorola's
         obligation shall be deemed complete when Motorola has allowed Iridium access to the Motorola test laboratory to conduct the testing, and has provided the necessary support to allow Iridium to conduct the testing.

9.4.2    MULTIPLE-GBS COMPLETION REPORT   -   MILESTONE M-2

         Motorola shall prepare a completion report of the Multiple-GBS functionality. Motorola shallrelease a report (the "Multiple-GBS Completion Report") internally at Motorola which details thecompletion of the Statement of Work Section 9.0 activities and documentation. It will alsoinclude the results of the Multi-GBS OMC-G functionality demonstrated in the TNDC ExhibitA, "Statement of Work" Section 4.0, Milestone #8. This Milestone M-2 shall be deemed completed when Motorola has released the





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                       MOTOROLA CONFIDENTIAL PROPRIETARY



         Multiple-GBS Completion Report internally at Motorola. A copy of the Multiple-GBS Completion Report shall be made available to Iridium.

9.5      MILESTONES

The work under this Section 9.0 shall be performed, and Iridium shall pay for such work, in accordance with the following Milestone:

MS NO. MILESTONE DESCRIPTION                      SCHEDULED COMPLETION DATE          PRICE
M-1    Multiple GBS Demonstration Report                *                             $  *
M-2    Multiple-GBS Completion Report                   *                             $  *
                                                                            TOTAL     $  *


9.6      Service Requirements, Assumptions and Conditions Precedent

The following items are assumptions underlying the Multiple-GBS features and conditions precedent to the availability and operation of such features, and Motorola's performance under this Section 9.0:



                                       *


9.7      LIMITATIONS AND PERFORMANCE EXCLUSIONS



                                       *


----------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.





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                       MOTOROLA CONFIDENTIAL PROPRIETARY




10.0      Enhanced Call Intercept (ECI)


                                      *






----------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

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                       MOTOROLA CONFIDENTIAL PROPRIETARY




                                       *






----------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

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                       MOTOROLA CONFIDENTIAL PROPRIETARY





                                       *






----------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

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                       MOTOROLA CONFIDENTIAL PROPRIETARY





                                      *



----------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

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                       MOTOROLA CONFIDENTIAL PROPRIETARY





                                       *




----------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.





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                       MOTOROLA CONFIDENTIAL PROPRIETARY





                                       *



11.0 IRIDIUM CELLULAR ROAMING SERVICE (ICRS)/MESSAGING TELEPHONY LOCATION INTERWORKING (MTLI)






----------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.





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                       MOTOROLA CONFIDENTIAL PROPRIETARY



11.1     OVERVIEW

         Motorola will provide the following to Iridium:

         1.   The IRIDIUM Interoperability Unit (IIU) (as described in Section
         11.2 below);

         2.   Installation and testing     *     documentation for operation,
         administration andmaintenance of the IIU, and a training plan and a spare parts plan for the IIU;

         3.   System/GSM network roaming capability;

         4.   Support of Iridium's     *      testing;

         5.   Support of Iridium's initial interoperability testing; and,

         6.   MTLI (as described in Section 11.10 below).

         The work described in this Section 11.1 shall be accomplished in accordance with therequirements and specifications in the remainder of this Section 11.0.

11.2     DESIGN, DEVELOPMENT AND PRODUCTION OF IIU

         The IIU is hardware and software which will enable a System subscriber or a Global System for Mobile Communications ("GSM") subscriber to register and be authenticated with an IS-41 network, and will enable an IS-41 subscriber to register and be authenticated with the System orwith a GSM network, by means of their home location registry. The IIU will also permitroaming subscribers of the System and of IS-41 and GSM systems to be accessed by use of asingle telephone number.

         Motorola will design, develop and produce an IIU which provides the features set forth in Section 5 of Appendix B of this SOW. The IIU will be sized based on the Iridium provided


                                       *

11.2.1   ESTABLISHMENT OF IIU LAB UNIT

         Motorola will obtain and install at Motorola's test laboratory in Chandler, Arizona, an IIU testbed platform and associated system and application software for use in the development of theIIU features. All of such equipment and software at the Gateway




----------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.





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                       MOTOROLA CONFIDENTIAL PROPRIETARY



         test laboratory shall belong to Motorola, and Iridium shall obtain no ownership interests in suchequipment.

11.3     IIU DELIVERY, INSTALLATION, INTEGRATION, TESTING AND CONDITIONAL
         ACCEPTANCE

         Motorola shall perform the following tasks:

11.3.1   *    REQUIREMENTS AND   *   INSPECTION

         Motorola shall provide    *      requirements to Iridium one hundred
         twenty (120) calendar daysprior to     * inspection.  Motorola shall
         inspect    *    at least ninety (90) calendar days inadvance of the
         date scheduled by Motorola for the commencement of IIU equipment
         installation.  Motorola shall notify Iridium of any aspect of     *
         which is not reasonably satisfactory forthe installation, test and operation of the IIU equipment within 10 business days of
         the completion of     *    inspection.  Iridium shall, at its expense,
         correct any unsatisfactory aspect of    *    not later than twenty-one
         (21) calendar days in advance of the date scheduled for the commencement of IIU equipment installation.

11.3.2   DELIVERY; INVENTORY

         Motorola shall deliver the IIU Equipment to     *     .  Within a
         reasonable time after the arrivalof the IIU Equipment at *    ,
         Motorola shall unpack, inspect and inventory such equipment. Motorola shall promptly repair or replace any missing or damaged equipment.

11.3.3   INSTALLATION

         Motorola shall install the IIU Equipment at     *    , including
         assembling and installing equipment cabinets, installing the Hardware in such cabinets, installing the Software (if notalready installed), and performing intra-IIU wiring. Iridium representatives shall be offered the opportunity to witness the installation and will be notified at least 7 calendar days prior to thestart of the installation.

11.3.4   TESTING






----------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.





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                       MOTOROLA CONFIDENTIAL PROPRIETARY



11.3.4.1       Integrated Test Plan

         Motorola and Iridium shall jointly develop an IIU Conditional Acceptance Test Plan ("ICATP")that documents the testing to be conducted by Motorola to achieve Conditional Acceptance of theIIU
         Equipment at    *    .

11.3.4.2       Acceptance Testing;  IIU Conditional Acceptance - Milestone I-1

         Motorola shall perform the tests in the ICATP on the IIU Equipment at
         * . The IIU Equipment shall be deemed to have achieved Conditional Acceptance when all of the tests in theIATP have been passed or, if a test is not passed, the failure was caused by a Level 3 or Level
         4 Failure. This Milestone I-1 shall be deemed completed upon: 1) Iridium's receipt of Motorola'scertification that the IIU equipment has been tested in accordance with the jointly developed testplan to the satisfaction of Motorola based upon commercially reasonable standards; and 2) ajointly developed corrective action plan has been established for those items found to benon-compliant with ICATP acceptance criteria. The corrective action plan shall be completed within 15 business days of the completion of the testing. Iridium representatives shall be offeredthe opportunity to witness the Conditional Acceptance Testing and will be notified at least 7 calendar days prior to the start of the Conditional Acceptance Testing.

11.4     SYSTEM/GSM NETWORK INTEROPERABILITY

         Motorola shall design the Software which will enable a System subscriber to register with a GSM network, and a GSM subscriber to register with the System, by means of their home location registry. This feature will also permit roaming subscribers of the System and GSMnetworks to be accessed by use of a single telephone number. This functionality shall be addedto the Gateway Design Package delivered pursuant to Subsection 4.3.B - Milestone 10 of this Exhibit A.

11.5     ACCEPTANCE TESTING:  IIU FINAL ACCEPTANCE - MILESTONE I-2

11.5.1   SUPPORT OF IRIDIUM'S FIELD TRIALS AND IIU FINAL ACCEPTANCE

         Motorola shall provide commercially reasonable support to Iridium to assist Iridium in

                                  *       .




----------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

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                       MOTOROLA CONFIDENTIAL PROPRIETARY



         * Motorola's support under this Subsection 11.5.1 shall consist of
         providing:  Motorola staff at    *     ; support for Iridium's test
         plan development, and support for Iridium'stest report analysis for the IIU. Motorola shall also promptly correct any defect or malfunction inthe IIU which defect or malfunction prevents successful testing of such interface. Successful testing means that the item tested passed the test in compliance with the hub network and jointly defined acceptance criteria or, if it failed the test, it failed by virtue of a Level 3 or Level 4 Failure.

11.5.2   SUPPORT OF IRIDIUM'S INITIAL ICRS FIELD TRIALS (MOBILITY
         APPLICATION PART [MAP] LAYER)

         Motorola shall provide commercially reasonable support to Iridium, to
         assist Iridium in its      *       testing of System interoperability
         with both an IS-41 and GSM terrestrial cellular networks. Motorola's support under this Subsection 11.5.2 shall consist of providing:
                        *           ; Motorola staff      *       and      *;
         support of Iridium's test plan development, and support for Iridium's test report analysis for the IIU. Motorola shall also promptly correct any defect or malfunction in the IIU which defect or malfunction prevents successful testing of the System interoperability with IS-41 and GSM terrestrial cellular networks. Successful testing means that the item tested passed the test in compliance with standard GSM and IS-41 test procedures as jointly approved by Iridium and Motorola or, if it failed the test, it failed by virtue of a Level 3 or Level 4 Failure.

11.5.3   TEST CASES

         For paragraphs 11.5.1 and 11.5.2 above, it is tested with      *
         and      *     .  These tests will be completed in accordance with the
         mutually developed test plan. The acceptance test plan is comprised of the following cases:



                                       *




11.5.4   MOTOROLA'S SUPPORT

         For paragraphs 11.5.1 and 11.5.2 above, Motorola's support shall end
         after the provision of     *       of Motorola support to this effort,
         or the Commercial Activation Date, whichever comes first. The number of Motorola support





----------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

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                       MOTOROLA CONFIDENTIAL PROPRIETARY



         personnel shall not exceed      *      persons at any given time
         during the support period.  However, if at Motorola's sole discretion,
         no more than     *      additional persons are needed and available
         during this time, such persons may be made available and will count
         towards the        *             limit.  Motorola will provide    *
         at     *     during the tests to be conducted in paragraphs 11.5.1 and
         11.5.2 above.  Iridium may request from Motorola a status of the man
         month expenditures.   Motorola will provide this status within five
         (5) business days of such request.

11.5.5   FINAL ACCEPTANCE

         The IIU Equipment shall be deemed to have achieved Final Acceptance
         upon the successful testing              *               , or upon the
         completion of Motorola's support as specified in paragraph 11.5.4, whichever occurs first.

11.6     OPERATION, ADMINISTRATION AND MAINTENANCE (O, A & M)

         Motorola shall provide to Iridium by the Commercial Activation Date two copies of vendorsupplied OA&M documentation for the IIU equipment. This documentation shall cover basic operation, administration and maintenance of the IIU, and will address how to perform fault detection and isolation. GSM to System interoperability will be addressed by existing Gateway Equipment documentation delivered to each Gateway owner pursuant to its Gateway Equipment Purchase Agreement.

11.7     TRAINING PLAN

         Motorola shall develop and provide to Iridium by the Commercial Activation Date arecommended training plan for training Iridium personnel to properly operate, administer andmaintain the IIU. This plan shall identify training courses which Motorola recommends for Iridium personnel, and shall include the estimated tuition and projected location and dates for the courses. The costs of the training, such as tuition, travel, and living expenses, are not included as a part of the work to be performed by Motorola under this
         Section 11.0.

11.8     SPARES PLAN

         Motorola shall develop and provide to Iridium by the Commercial Activation Date are commended plan for maintaining adequate spare parts for the IIU. This plan shall identify the spare parts which Motorola recommends that Iridium should purchase in order to maintain the operation of the IIU at a service level specified by Iridium. The plan shall identify the specific part numbers, estimated prices, estimated lead times and quantities. The actual procurement ofthe spare parts is not part of the work to be






----------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                       MOTOROLA CONFIDENTIAL PROPRIETARY



         performed by Motorola under this Section 11.0. In addition, Motorola does not warrant that the recommended sparing levels will be sufficient to maintain the IIU at the service level specified by Iridium.

11.9     MTLI

11.9.1   DESIGN AND DEVELOPMENT OF MTLI

         MTLI  is
                                       *

11.9.2   MTLI LABORATORY DEMONSTRATION - MILESTONE I-3

         Motorola and Iridium shall jointly develop an MTLI demonstration plan. Motorola will performa demonstration to verify the MTLI functionality. The demonstration may be accomplished bytesting, simulation, analysis, or a combination thereof, in accordance with the demonstrationplan. The demonstration will be conducted in the Motorola test laboratory. Iridiumrepresentatives shall be offered the opportunity to witness all demonstration activities and will benotified no less than seven (7) calendar days prior to said demonstration. Motorola shall prepareand release internally at Motorola a report (the "MTLI Demonstration Report") which details theresults of the demonstration. A copy of the MTLI Demonstration Report shall be made availableto Iridium. This Milestone I-3 shall be deemed completed when the MTLI functionality has beendemonstrated in accordance with the jointly developed demonstration plan to the satisfaction ofMotorola based upon commercially reasonable standards, and a jointly developed correctiveaction plan will be established for those items found to be non-compliant with the demonstration plan. The corrective action plan shall be completed within fifteen (15) business days ofcompletion of the demonstration.



----------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

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                       MOTOROLA CONFIDENTIAL PROPRIETARY



11.10    MILESTONE

         The work under this Section 11.0 shall be performed, and Iridium shall pay for such work, in accordance with the following Milestone schedule:

                                                      SCHEDULED
MS NO.            MILESTONE DESCRIPTION            COMPLETION DATE           PRICE

I-1                    IIU Conditional Acceptance         *                    *
I-2                    IIU Final Acceptance               *                    *
I-3                    MTLI Laboratory Demonstration      *                    *

                                                               TOTAL           *

11.11    Service Requirements, Assumptions and Conditions Precedent

         The following items are assumptions and conditions precedent to the availability and operation of ICRS/MTLI and the work to be performed by Motorola under Section 11.0:

         1. Iridium shall inform the Gateway Owners of the need to enter into all appropriate GEPA amendments with Motorola in order to enable activation of ICRS/MTLI, and for appropriate GPAP/GTAC coverage of ICRS/MTLI.




                                       *




---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

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                       MOTOROLA CONFIDENTIAL PROPRIETARY





                                      *






---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                       MOTOROLA CONFIDENTIAL PROPRIETARY





                                      *





---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

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                       MOTOROLA CONFIDENTIAL PROPRIETARY





                                      *



         8.   Iridium shall provide billing conversion functionality.




---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

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                       MOTOROLA CONFIDENTIAL PROPRIETARY



         9. Iridium shall provide all power connections from the Power Distribution Frame to the IIU equipment cabinets, Digital Span connections, and all other connections outside the Motorola provided IIU equipment.

         10.  Iridium shall provide a site at    *    with 24 hour per day
         access, which is sufficient to permit the installation, testing and operation of the IIU equipment.

         11. Iridium shall negotiate any and all agreements with Gateway owners and/or operators to permit the timely installation, integration, test (including without limitation Signaling System 7 interconnection testing and the field trials), commissioning, operation, administration and maintenance of ICRS related equipment.

         12. Iridium shall provide Hardware configuration modifications to Gateway Equipment necessary to support interconnection to the IIU or other networks external to the System (e.g., additional signaling links, link cards, local area network connections, etc.).

         13. Iridium shall make all changes, at its expense, required to * and equipment to permit the installation, testing and operation of the IIU equipment no later than ninety (90) days prior to the date scheduled by Motorola for the commencement of installation of the IIU.

         14. The costs of the training, such as tuition, travel, and living expenses, are not included as a part of the work to be performed by Motorola.

         15. The actual procurement of the spare parts is not part of the work to be performed by Motorola. In addition, Motorola does not warrant that the recommended sparing levels will be sufficient to maintain the IIU at the service level specified by Iridium.

         16. Iridium shall negotiate any and all agreements with terrestrial cellular network operators and Signaling System 7 interconnection carriers to permit interface testing, field trials and service of ICRS equipment.

         17. Iridium shall acquire any and all business agreements for services and equipment from PLMN, PSTN, or intermediate carriers or network operators, including but not limited to the following:

                                       *




---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

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                       MOTOROLA CONFIDENTIAL PROPRIETARY





                                       *


         18. Iridium shall coordinate with manufacturers of and ensure implementation of ICRS specific subscriber unit features and requirements.

         19.  Iridium shall integrate and commission ICRS service.

         20. Iridium shall provide proper operations, administration and maintenance of the IIU.

         21. Iridium shall provide to Motorola or its designee, at no charge, access to such telecommunications equipment needed to establish a data communication link for use of remote diagnosis and maintenance of the IIU Software.

         22. In order to protect the Warranty and Extended Maintenance provision as set forth in this Contract, Iridium shall obtain and maintain full time access to an MTTS (maintenance ticket tracking system) terminal connected to the GTAC and the SCS.

         23. In order to protect the Warranty and Extended Maintenance provision as set forth in this Contract, Iridium shall follow the Motorola specified IIU support practices.

         24.  MTLI will be functional only for a subscriber provisioned with
         all of the following       *      :



                                       *





---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.





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                       MOTOROLA CONFIDENTIAL PROPRIETARY



11.12    LIMITATIONS, RESTRICTIONS AND PERFORMANCE EXCLUSIONS

         The following items are not included in Motorola's performance under this Section 11.0, or are not included as a feature or functionality of the ICRS, IIU or the MTLI provided hereunder, or are limitations to the IIU and MTLI:


                                       *




         5.   Network specific billing adaptation and/or interfaces.

         6. Modifications to any network equipment (e.g., timers, routing) external to the System.



                                       *





---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.





                                       46
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                       MOTOROLA CONFIDENTIAL PROPRIETARY



         9. The work under this Section 11.0 does not include any work in support of Motorola's obligations under Section 8.0 SUPPORT OF COMMERCIAL ACTIVATION ACTIVITIES of this SOW.

         10.  The IIU warranty and extended maintenance for the IIU is strictly
         limited to the IIU Equipment at    *   .   *             .


         11. Office data configuration for the IIU and the System is limited to that which is necessary to perform the testing under this Section
         11.0. No additional data configuration to fully enable commissioning and operation of the ICRS will be performed under this Section 11.0.

         12. Additional GPAP/GTAC support required by each Gateway participating in ICRS.

12.0     MESSAGING IMPROVEMENTS

12.1     OVERVIEW

         The Messaging Improvements features for the System provide    *     .
         These features also provide longer alphanumeric messages.

12.2     DESIGN AND DEVELOPMENT OF MESSAGING IMPROVEMENTS

         Motorola shall design and develop the software for the Message Origination Controller (MOC) and the Message Termination Controller
         (MTC) Equipment which will provide the Messaging Improvements features. Motorola shall also design the functional interfaces and protocols which must be implemented in the System in order to provide the Messaging Improvements functionality. The Messaging Improvements features are the following:

         a.      *

         b.      *

         c.  *  character capacity for alphanumeric messages





---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                       MOTOROLA CONFIDENTIAL PROPRIETARY



12.2.1   DOCUMENTATION MODIFICATION

         Motorola shall modify the documentation of the MOC and MTC Equipment, including Motorola internal specifications, interface control documents (ICDs) and the Gateway product description, as is reasonably necessary to document the software changes developed under this
         Section 12.0.

12.3     MESSAGING IMPROVEMENTS CRITICAL DESIGN REVIEW (CDR)  -
         MILESTONE P-1

         Motorola shall conduct a CDR of the Messaging Improvements features at Motorola's SATCOM facility in Chandler, Arizona. Iridium representatives shall be offered the opportunity to attend this CDR. At the CDR, Motorola shall review the status of the design of the Messaging Improvements features, and shall establish specific action items as a result of the review. This Milestone P-1 shall be deemed completed when Motorola has held the CDR and established a list of specific action items resulting from the review. A copy of the action items will be made available to Iridium. The CDR required by this Milestone P-1 may be conducted as a part of the MTC Release 2 CDR.

12.4     QUALITY OF SERVICE AND CAPACITY ANALYSIS

         Motorola shall analyze the quality of service and capacity impacts, if any, on the Gateway and MTC Equipment expected from the implementation of the Messaging Improvements features. Motorola shall release a report (the "Messaging Improvements Quality of Service and Capacity Report") internally at Motorola which details the results of the analysis. A copy of the Messaging Improvements Quality of Service and Capacity Report shall be made available to Iridium.

12.5     INTEGRATION AND TEST READINESS REVIEW (ITRR) - MILESTONE P-2

         Motorola shall conduct a ITRR of the Messaging Improvements features at Motorola's SATCOM facility in Chandler, Arizona. Iridium representatives shall be offered the opportunity to attend this ITRR. At the ITRR, Motorola shall review the status of the design of the Messaging Improvements features, and shall establish specific action items as a result of the review. This Milestone P-2 shall be deemed completed when





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                       MOTOROLA CONFIDENTIAL PROPRIETARY



         Motorola has held the ITRR and established a list of specific action items resulting from the review. A copy of the action items will be made available to Iridium. The ITRR required by this Milestone P-2 may be conducted as a part of the MTC Release * Test Readiness Review.

12.6     MAIS - MILESTONE P-3

         Motorola shall modify, as required, the Messaging Air Interface Specification (MAIS) to include appropriate documentation of the Messaging Improvements features described herein. Motorola shall provide one copy of such modified MAIS to Iridium which shall constitute completion of this Milestone P-3.

12.7     LAB DEMONSTRATION - MILESTONE P-4

         Motorola and Iridium shall jointly develop a Messaging Improvements Laboratory demonstration plan. Motorola shall perform a demonstration of the Messaging Improvements features. This demonstration will
         address the      *     at the Messaging Infrastructure level.  This
         demonstration may be accomplished by testing, simulation, analysis, or a combination thereof, in accordance with the demonstration plan. The demonstration will be conducted in the Motorola test laboratory in Chandler, Arizona, or at such other laboratory as may be specified by Motorola not later than fifteen (15) days prior to the commencement of the demonstration. Iridium representatives shall be offered the opportunity to witness all demonstration activities and will be notified no less than seven (7) calendar days prior to said demonstration. Motorola shall prepare and release internally at Motorola a report (the "Messaging Improvements Demonstration Report") which details the results of the demonstration. A copy of the Messaging Improvements Demonstration Report shall be made available to Iridium. This Milestone P-4 shall be deemed completed upon: 1) Iridium's receipt of Motorola's certification that the Messaging Improvements features in this Milestone P-4 have been demonstrated in accordance with the jointly developed demonstration plan to the satisfaction of Motorola based upon commercially reasonable standards; and 2) a jointly developed corrective action plan has been established for those items found to be non-compliant with the demonstration plan. The corrective action plan shall be completed within fifteen (15) business days of completion of the demonstration. The demonstration required by this Milestone P-4 may be conducted as a part of the Messaging Infrastructure Integration & Test activities.

12.8     MILESTONES

         The work under this Section 12.0 shall be performed, and Iridium shall pay for such work, in accordance with the following Milestones:






---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                       MOTOROLA CONFIDENTIAL PROPRIETARY



                                                       SCHEDULED
MS NO.           MILESTONE DESCRIPTION             COMPLETION DATE           PRICE
P-1                  Critical Design Review                 *                   *
P-2                  Integration and Test Readiness         *                   *
P-3                  MAIS                                   *                   *
P-4                  Lab Demonstration                      *                   *

                                                                    TOTAL       *

12.9     Service Requirements, Assumptions and Conditions Precedent

         The following items are assumptions underlying the Messaging Improvements features and conditions precedent to the availability and operation of the Messaging Improvements features and the work to be performed by Motorola under this Section 12.0: The Messaging
         Improvements will be implemented as part of      *     .

12.10    LIMITATIONS, RESTRICTIONS AND PERFORMANCE EXCLUSIONS

         The following items are not included in Motorola's performance under this Section 12.0, or are not included as a feature or functionality of the Messaging Improvements, or are limitations to the Messaging
         Improvements:

         THIS PROPOSAL EXCLUDES ANY EFFORTS TO IMPLEMENT CHANGES IN THE ACTUAL DESIGN OR IMPLEMENTATION OF THE IRIDIUM MESSAGE TERMINATION DEVICES
         (MTD) AS A RESULT OF THESE MESSAGING IMPROVEMENTS, SINCE DESIGN AND MANUFACTURE OF MTD IS NOT PART OF THE CONTRACT BETWEEN MOTOROLA AND IRIDIUM.






---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                      MOTOROLA CONFIDENTIAL PROPRIETARY



13.0     ENHANCED EMERGENCY CALL HANDLING (EECH)

13.1     SIM-LESS EMERGENCY CALLING

13.1.1   OVERVIEW

         The SIM-less Emergency Calling feature for the System is an adaptation of a GSM feature that allows a user to place an emergency call from a mobile terminal notwithstanding that a SIM card, and hence subscriber identification, is not present in the terminal.

13.1.2   DESIGN AND DEVELOPMENT OF SIM-LESS EMERGENCY CALLING

         Motorola will design and develop Software                *
         to process an emergency call when a user places such emergency call from an IRIDIUM mobile terminal without a SIM card in the terminal. Such design shall be limited to the features described in Section 8 of Appendix B to this SOW. Motorola shall also design the functional interfaces and protocols which must be implemented in the System in order to provide the SIM-less Emergency Calling functionality.
         13.1.2.1 Documentation Modification

         Motorola shall modify the documentation of the Gateway Equipment and the Space Vehicles, including without limitation Motorola internal specifications, interface control documents (ICDs), operations, administration and maintenance manuals, training guides, and the Gateway product description, as is reasonably necessary to document the Software changes developed under this Section 13.0.

13.2     MULTIPLE EMERGENCY CODES SUPPORT

13.2.1   OVERVIEW

         The Multiple Emergency Codes Support is an ISU feature that addresses emergency calling requirements for countries having multiple emergency codes (i.e. Japan). The ISU will recognize the multiple emergency codes and perform an emergency call using teleservice 11. Emergency call routing is handled by the SSS using the cell-based routing feature. This requires that the actual codes be sent to the switch.

13.2.2   DESIGN AND DEVELOPMENT OF MULTIPLE EMERGENCY CODES SUPPORT

         Motorola will design and test Software for the System which will allow the ISU to set up an emergency call when a user places an emergency call using a Multiple Emergency




---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                       MOTOROLA CONFIDENTIAL PROPRIETARY



         Code from an IRIDIUM mobile terminal with a SIM card in the terminal. Such design shall be limited to the features described in Section 9 of Appendix B to this SOW. Motorola shall also design the functional interfaces and protocols which must be implemented in the System in order to provide the Multiple Emergency Codes Support.

13.2.2.1  Documentation Modification

         Motorola shall modify the documentation of the System, including without limitation Motorola internal specifications, interface control documents (ICDs), operations, administration and maintenance manuals, training guides, and the Gateway product description, as is reasonably necessary to document the System changes described under this Section 13.0.

13.3     ENHANCED EMERGENCY CALL HANDLING PDR - MILESTONE EECH-1

         Motorola shall conduct a Preliminary Design Review (PDR) of the SIM-less Emergency Calling and Multiple Emergency Codes Support features at Motorola's SATCOM facility in Chandler, Arizona. Iridium representatives shall be offered the opportunity to attend this PDR. At the PDR, Motorola shall review the status of the design of the features, and shall establish specific action items as a result of the review. This Milestone EECH-1 shall be deemed completed when Motorola has held the PDR and established a list of specific action items resulting from the review. A copy of the action items will be made available to Iridium.

13.4     ECS SRS (SOFTWARE REQUIREMENTS SPECIFICATION) TECHNICAL REVIEW
         - MILESTONE EECH-2

         Iridium shall be invited to attend a software review/inspection of the SIM-less Emergency Calling Software Requirements specification. Subsequent to the review, ILLC will be provided with the results of the review/inspection as defined in the subcontractor's development process. This Milestone EECH-2 shall be deemed completed upon the internal release by Motorola of the review/inspection results.

13.5     ECS DELIVERY TO GATEWAY I&T - MILESTONE EECH-3

         Motorola          *        shall deliver the SIM-less Emergency
         Calling software feature to the Gateway I &T lab in Chandler, Arizona. This Milestone EECH-3 shall be deemed completed upon acceptance of such Software by SATCOM Gateway I & T.



---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                       MOTOROLA CONFIDENTIAL PROPRIETARY



13.6     ENHANCED EMERGENCY CALL HANDLING LABORATORY
         DEMONSTRATION - MILESTONE EECH-4

         Motorola and Iridium shall jointly develop an Enhanced Emergency Call Handling Laboratory demonstration plan. Motorola will perform a demonstration to verify the SIM-less Emergency Calling and Multi-Number Emergency Calling features. The demonstration may be accomplished by testing, simulation, analysis, or a combination thereof, in accordance with the demonstration plan. The demonstration will be conducted in the Motorola test laboratory in Chandler, Arizona, or at such other laboratory as may be specified by Motorola not later than fifteen (15) days prior to the commencement of the demonstration. Iridium representatives shall be offered the opportunity to witness all demonstration activities and will be notified no less than seven (7) calendar days prior to said demonstration.

         Motorola shall prepare and release internally at Motorola a report (the "Enhanced Emergency Call Handling Demonstration Report") which details the results of the demonstration. A copy of the Enhanced Emergency Call Handling Demonstration Report shall be made available to Iridium. This Milestone EECH-4 shall be deemed completed upon: 1) Iridium's receipt of Motorola's certification that the SIM-less Emergency Calling and Multi-Number Emergency Calling features in this Milestone EECH-4 have been demonstrated in accordance with the jointly developed demonstration plan to the satisfaction of Motorola based upon commercially reasonable standards; and 2) a jointly developed corrective action plan has been established for those items found to be non-compliant with the demonstration plan. The corrective action plan shall be completed within fifteen (15) business days of completion of the demonstration.

13.7     INSTALLATION AND TEST OF ENHANCED EMERGENCY CALL HANDLING

         Motorola shall install and test the SIM-less Emergency Calling and Multi-Number Emergency Calling features into Gateway Equipment, including Gateway Equipment which is operational within the System, as a software upgrade under the GEPA pursuant to which such Gateway Equipment was purchased. Motorola shall accomplish such installation and testing in a fashion which seeks to minimize any interruption to the operation of the Gateway Equipment to the extent reasonably possible.

                       MOTOROLA CONFIDENTIAL PROPRIETARY



13.8     MILESTONES

         The work under this Section 13.0 shall be performed, and Iridium shall pay for such work, in accordance with the following milestones:

                                                   SCHEDULED
MS NO.           MILESTONE DESCRIPTION             COMPLETION DATE           PRICE
EECH-1                EECH PDR                              *                   *
EECH-2                ECS SRS Review                        *                   *
EECH-3                ECS delivery to GW I&T                *                   *
EECH-4                EECH Laboratory Demonstration         *                   *

                                                                    TOTAL       *


13.8     Service Requirements, Assumptions and Conditions Precedent

         The following items are assumptions and conditions precedent to the availability and operation of EECH features and the work to be performed by Motorola under this Section 13.0:



                                       *


---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                       MOTOROLA CONFIDENTIAL PROPRIETARY





                                       *





13.9     LIMITATIONS, RESTRICTIONS AND PERFORMANCE EXCLUSIONS

         The following items are either not included in Motorola's performance under this Section 13.0, are not included as a feature or functionality of EECH, or are limitations EECH features.





                                      *








---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                       MOTOROLA CONFIDENTIAL PROPRIETARY





                                       *





---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                       MOTOROLA CONFIDENTIAL PROPRIETARY





                                       *






---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                       MOTOROLA CONFIDENTIAL PROPRIETARY



14.4     MILESTONES

         The work under this Section 14.0 shall be performed, and Iridium shall pay for such work, in accordance with the following milestone:

MS NO.               MILESTONE DESCRIPTION                     SCHEDULED COMPLETION DATE               PRICE
L1                  *    Simulation Report and   *                       *                            *
                    Demonstration Report internal
                    Motorola release

[YNH1]






---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.

                                   APPENDIX A


                      GATEWAY TNDC PERFORMANCE OBJECTIVES


                                 JUNE 20, 1997

                                       *




----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Application Pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.

                                      A-i
                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                       *








----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Application Pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.


                                     A-1
                      MOTOROLA CONFIDENTIAL PROPRIETARY

                                       *




----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Application Pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.

                                     A-2
                      MOTOROLA CONFIDENTIAL PROPRIETARY

                                       *




----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Application Pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.

                                     A-3
                      MOTOROLA CONFIDENTIAL PROPRIETARY

                                       *





----------------------------------
     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Application Pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.

                                     A-4
                      MOTOROLA CONFIDENTIAL PROPRIETARY

                                       *




----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Application Pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.

                                     A-5
                      MOTOROLA CONFIDENTIAL PROPRIETARY

                                       *




----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Application Pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.

                                     A-6
                      MOTOROLA CONFIDENTIAL PROPRIETARY

                                       *




----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Application Pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.

                                     A-7
                      MOTOROLA CONFIDENTIAL PROPRIETARY

                                       *




----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Application Pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.

                                     A-8
                      MOTOROLA CONFIDENTIAL PROPRIETARY

                                       *




----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Application Pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.

                                     A-9
                      MOTOROLA CONFIDENTIAL PROPRIETARY

                                      *



----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Application Pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.

                                     A-10
                      MOTOROLA CONFIDENTIAL PROPRIETARY

                                       *




----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Application Pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.

                                     A-11
                      MOTOROLA CONFIDENTIAL PROPRIETARY

                       MOTOROLA CONFIDENTIAL PROPRIETARY

                                      *


----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Application Pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.


                                     A-12
                      MOTOROLA CONFIDENTIAL PROPRIETARY

                                      *


----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.


                                     A-13
                      MOTOROLA CONFIDENTIAL PROPRIETARY

                                      *


----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.


                                     A-14
                      MOTOROLA CONFIDENTIAL PROPRIETARY

                                      *


----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.


                                     A-15
                      MOTOROLA CONFIDENTIAL PROPRIETARY

                                 APPENDIX A-1

                                      *


----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.


                                     A-16
                      MOTOROLA CONFIDENTIAL PROPRIETARY

                                      *


----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.


                                     A-16.1
                      MOTOROLA CONFIDENTIAL PROPRIETARY

                                      *


----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.


                                     A-16.2
                      MOTOROLA CONFIDENTIAL PROPRIETARY

                                      *


----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.


                                     A-16.3
                      MOTOROLA CONFIDENTIAL PROPRIETARY

                                      *


----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.


                                     A-16.4
                      MOTOROLA CONFIDENTIAL PROPRIETARY

                                      *


----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.


                                     A-16.5
                      MOTOROLA CONFIDENTIAL PROPRIETARY

                                 THE IRIDIUM(R)
                    TERRESTRIAL NETWORK DEVELOPMENT CONTRACT


                                   APPENDIX B

                        DESCRIPTION OF IRIDIUM SERVICES

Terrestrial Network Development Contract

                                   APPENDIX B

1.        INDEX OF TELEPHONY SERVICES AND FEATURES
          The following list represents the set of system level services and features that the Gateway will support.

1.1       BASIC TELESERVICES                                                            AVAILABILITY
          SERVICE / FEATURE                                                             ------------
          -----------------                                                             Release *
          1.      Telephony                                                             Release *
          2.      Emergency Calls


1.2       SUPPLEMENTARY SERVICES                                                        AVAILABILITY
          SERVICE / FEATURE                                                             ------------
          -----------------
          Call Offering Supplementary Services
             1.   Call Forwarding unconditional (CFu)                                   Release *
             2.   Call Forwarding On Mobile Subscriber Busy (CFb)                       Release *
             3.   Call Forwarding On No Reply (CFnr)                                    Release *
             4.   Call Forwarding on mobile not reachable (CFNRc)                       Release *
          Call Completion Supplementary Services
             1.   Call Hold (HOLD)                                                      Release *
             2.   Call Waiting (CW)                                                     Release *
          Call Charging Supplementary Services
             1.   Advice of Charge                                                      Release *
             2.   Debit Card                                                            Release *
          Call Restriction Supplementary Services
             1.   Barring of all Outgoing calls (BAOC)                                  Release *
             2.   Barring of all Incoming Calls (BAIC)                                  Release *
          Community of Interest Supplementary Services
             1.   Closed User Group (CUG)                                               Release *
          Multi-Party Supplementary Services
             1.   Multi-Party Service (MPTY)                                            Release *


1.3       BEARER SERVICES                                                               AVAILABILITY
          SERVICE / FEATURE                                                             ------------
          -----------------
                                                                                        Release *
                            *                                                           Release *
                                                                                        Release *
             4.   Automatic Facsimile (FAX)                                             Release *


1.4       TELEPHONE FEATURES

1.4.1     BASIC TELEPHONY FEATURES                                                      AVAILABILITY
          SERVICE / FEATURE                                                             ------------
          -----------------
             1.   PLMN Subscription                                                     Release *
             2.   Mobility                                                              Release *
             3.   Charging Services                                                     Release *
             4.   Basic Identification                                                  Release *
             5.   Support of DTMF                                                       Release *
             6.   Multinumbering                                                        Release *
             7.   Single numbering                                                      Release *
             8.   Subscriber Identity Authentication                                    Release *


----------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Application Pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.


                                     B-2
                       MOTOROLA CONFIDENTIAL PROPRIETARY

Terrestrial Network Development Contract

                                   APPENDIX B

             9.   Subscriber Identity Confidentiality procedures                        Release *
             10.  Announcements and Supervisory Tones                                   Release *
             11.  IARSTAT (Inter-administrative Revenue Accounting                      Release *
             *                                                                          Release *
             13.  Basic International Mobile Equipment Identity (IMEI) Checking)        Release *
             *                                                                          Release *

1.4.2     SUPPLEMENTARY TELEPHONY FEATURES                                              AVAILABILITY
          SERVICE / FEATURE                                                             ------------
          -----------------
             1.   Attach / Detach                                                       Release *
             2.   VLR / HLR restoration according to GSM Phase II                       Release *
             3.   Intercept (basic)                                                     Release *
             *                                                                          Release *

---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Application Pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.


                                      B-3
                       MOTOROLA CONFIDENTIAL PROPRIETARY

Terrestrial Network Development Contract

                                   APPENDIX B

2.        Index Messaging Services

2.1       BASIC DIRECTED MESSAGING SERVICES                                             AVAILABILITY
          SERVICE / FEATURE                                                             ------------
          -----------------
             1.   Directed Message Service (DMS)                                        Release *

2.1.1     DMS FEATURES AND SUPPLEMENTARY SERVICES                                       AVAILABILITY
          SERVICE / FEATURE                                                             ------------
          -----------------
             1.   Subscriber Service Session                                            Release *
             2.   Delivery Area Specification                                           Release *
             3.   Message Recall / Message Retransmit                                   Release *
                                                                                        Release *
                                                                                        Release *
                            *                                                           Release *
                                                                                        Release *
                                                                                        Release *

2.1.2     DMS VOICE MESSAGING SUPPLEMENTARY SERVICES                                    AVAILABILITY
          SERVICE / FEATURE                                                             ------------
          -----------------
             1.   Subscriber Service Session                                            Release *
             2.   Message Recall                                                        Release *
                            *                                                           Release *
                                                                                        Release *


2.2       TELEPHONY VOICE - MESSAGING                                                   AVAILABILITY
          SERVICE / FEATURE                                                             ------------
          -----------------
             1.   Enhanced Call Completion                                              Release *
             2.   Telephony Voice Messaging                                             Release *


2.2       TELEPHONY VOICE - MESSAGING SUPPLEMENTARY SERVICES                            AVAILABILITY
          SERVICE / FEATURE                                                             ------------
          -----------------
             1.   Subscriber Service Session                                            Release *
             2.   Message Recall                                                        Release *
                            *                                                           Release *
                                                                                        Release *
             5.   Store and Forward Fax                                                 Release *

---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Application Pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.

                                     B-4
                      MOTOROLA CONFIDENTIAL PROPRIETARY

 Terrestrial Network Development Contract

                                   APPENDIX B

3.       DESCRIPTION OF IRIDIUM SUBSCRIBER SERVICES

3.1.    BASIC SERVICES

         1.  Telephony
               The service which provides the transmission of speech, information and audible signaling tones of the PSTN / ISDN.


                                      *


         2.  Emergency Calls

               The Teleservice which provides a standardized access method to Emergency calling services throughout all Iridium Gateways. In addition, national emergency call numbers of PSTN/ISDN will be usable from the ISU.


                                      *


3.2     SUPPLEMENTARY SERVICES

         Supplementary services offer enhancements to the basic call handling functions offered on a per-subscriber basis. These services cannot be offered as "stand-alone" services, but rather must supplement an existing basic service

         1.  Call Forwarding Unconditional (CFU)

               The supplementary service which permits a called mobile subscriber to have the network send all incoming calls, or just those associated with a specific Basic service, addressed to the called mobile subscriber's directory number to another directory number. The ability of the served mobile subscriber to originate calls is unaffected. If this service is activated, calls are forwarded no matter what the condition of the termination.

         2.  Call Forwarding Mobile Subscriber Busy (CFB)

               The supplementary service which permits a called mobile subscriber to have the network send all incoming calls, or just those associated with a specific Basic service, addressed to the called mobile subscriber's directory number and which meet mobile subscriber busy to another directory number. The ability of the served mobile subscriber to originate calls is unaffected. If this service is activated, a call is forwarded only if the call meets mobile subscriber busy.

         3.  Call Forwarding on No Reply

               The supplementary service which permits a called mobile subscriber to have the network send all incoming calls, or just those associated with a specific Basic service,


---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Application Pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.

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               addressed to the called mobile subscriber's directory number and which meet no reply to another directory number. The ability of the served mobile subscriber to originate calls is unaffected.
               If this service is activated, a call is forwarded only if the call meets no reply.

         4.  Call Forwarding on Mobile Subscriber Not Reachable (CFNRc)

               The supplementary service which permits a called mobile subscriber to have the network send all incoming calls, or just those associated with a specific Basic service, addressed to the called mobile subscriber's directory number, but which cannot be reached due to radio congestion, no paging response or because the subscriber is not registered, to another directory number.

         5.  Call Hold (HOLD)

               The supplementary service which allows a served mobile subscriber to interrupt communication on an existing call and then subsequently, if desired, re-establish communication. The traffic channel remains assigned to the mobile subscriber after the communication is interrupted to allow the origination or possible termination of other calls.

         6.  Call Waiting (CW)

               The Call Waiting Service permits a mobile subscriber to be notified of an incoming call (as per basic call procedures) while the traffic channel is not available for the incoming call. Subsequently, the subscriber can either accept, reject, or ignore the incoming call.

         7.  Advice of Charge (AoC)

               This service provides the means by which the ISU may indicate an accurate estimate of the charge that will be made for the use of telecommunication services. Advice of Charge - Charge level is intended for applications where the user is generally not the subscriber but is known to the subscriber, and where the user pays the subscriber, rather than the Gateway Operator or alternatively where the charge information service supports another feature (i.e. debit card or Payphone). While such features are specified as part of the mobile station, the Advice of Charge feaure - Charge level provides system support of these mobile station features.

         8.  Barring of Outgoing Calls (BAOC)

               The supplementary service which makes it possible for a mobile subscriber to prevent all outgoing calls or just those associated with a specific Basic service. The ability of the served mobile subscriber to receive calls remains unaffected. The ability to set-up emergency calls remains unaffected.

         9.  Barring of all Incoming Calls (BAIC)

               The supplementary service which makes it possible for a mobile subscriber to prevent all incoming calls or just those associated with a specific Basic service. The ability of the served mobile subscriber to originate calls remains unaffected.





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         10.  Closed User Group (CUG)

               The supplementary service which provides the possibility for a group of subscribers, connected to the IRIDIUM system and/or the ISDN, to intercommunicate only among themselves and, if required, one or more subscribers may be provided with incoming/outgoing access to subscribers outside this group.

         11.  MultiParty Service (MPTY)

               The supplementary service which provides a mobile subscriber with the ability to have a multi-connection call, (i.e. a simultaneous communications) between up to * parties.

3.3   BEARER SERVICES

                                      *


---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Application Pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.


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                                   APPENDIX B

                                      *

         2.  Facsimile Service (FAX)

               The Bearer service which allows the connection and operation of Facsimile (FAX) apparatus (send and/or receive) to the IRIDIUM Subscriber Units of the IRIDIUM system. Facsimile connections may be established between a mobile subscriber in the IRIDIUM network to or from * apparatus in the PSTN or the ISDN. Connections to or from other types of facsimile apparatus in the fixed network will also be possible using the appropriate interworking functions of the PSTN and/or ISDN if provided. The Facsimile service in the IRIDIUM network is implemented as a Store and Forward service only.

                                      *

3.3.1.  BASIC FEATURES

         The following features are used to support basic telephony.

         1.  PLMN Subscription

               The subscription function permits participation in teleservices by the mobile subscriber and is provide for by the subscriber's Home Gateway.

         2.  Mobility

               This function provides for the possibility of mobile subscriber's to roam in large areas within a Gateway or to roam from one Gateway area to another, initiating a location update procedure when it is recognized that the mobile has changed locations.

         3.  Charging Services

               This function comprises the task of obtaining all mobile subscriber call detail information required to determine charges. Formatting these data items into billing


---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Application Pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.

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               records is provided at the appropriate time after the
               termination of each mobile subscriber telecommunication service.

         4.  Basic Identification


                                      *


         5.  Support of DTMF

               This function allows DTMF tone signaling to be passed reliably in either direction (Mobile to Land, Land to Mobile, Mobile to Mobile) during an established call.

               Dual Tone Multi Frequency (DTMF) is an in-band one out of four plus one out of four signaling system, primarily used from terminal instruments in telecommunication networks. The international recommendations which apply are CEPT recommendations T/CS 34-08 (sender) and T/CS 46-02 (receiver) and domestic standards CCITT Q.22 through Q.25.

         6.  Multinumbering

               One or more (e.g. a set) of MSISDN numbers can be assigned to one mobile subscriber. Each MSISDN can be associated with a specific Bearer Service capability (e.g. MSISDNx = FAX, MSISDNy = voice).

         7.  Single numbering

               A single MSISDN can be associated with one mobile subscriber for Voice, Data and Facsimile services (e.g. MSISDNx = voice, data and FAX). Calls utilizing a specific



---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Application Pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.


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               service can be delivered to an Iridium mobile subscriber using a single MSISDN provided the call originated from either another Iridium mobile subscriber (e.g. mobile to mobile call) or from a fixed network that provides Bearer Service capability information upon call setup (e.g. calls oroginating only from an ISDN).

         8.  Subscriber Identity Authentication

               Subscriber identity (IMSI) authentication is the corroboration by the land-based part of the system that the subscriber identity (IMSI or TMSI), transferred by the mobile subscriber within the identification procedure at the radio-path, is the one claimed.

         9.  Subscriber Identity Confidentiality procedures

                                      *

         10.  Announcements and Supervisory Tones

                                      *

         11.  IARSTAT (Inter-administrative Revenue Accounting)

               The IARSTAT is used for call accounting in Inter Administrative Network Traffic between the IRIDIUM network and other networks. This function contains all basis procedures for the switching subsystem including coordinating control functions, security and operating functions.

                                      *


---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Application Pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.


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                                   APPENDIX B

         13.  Basic International Mobile Equipment Identify (IMEI) Checking

               IMEI checking is utilized to guard against the usage of stolen mobile station equipment or mobile station equipment for which the use in the IRIDIUM Telecommunications Network can not or no longer be tolerated for technical reasons (e.g. degraded functionality of the mobile station such that interference to the network could result).

                                      *

                                      *

3.3.2.   SUPPLEMENTARY TELEPHONY FEATURES

         Although not necessary for the support of basic telephony (e.g. "POTS"), the following system features will be supported.

         1.  Attach / Detach

                                      *

         2.  VLR/HLR restoration according to GSM Phase II

               Updated procedures (GSM Phase II) provide enhanced VLR / HLR restoration procedures through the ability to retrieve mobile subscriber information from the HLR


---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Application Pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.


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                                   APPENDIX B

               without triggering an location update. The result is a reduction of usage of network resources. Specification for Phase II restoration are according to GSM 03.07.

         3.  Intercept

               This service provides the ability for Authorized Agencies (e.g. Police, secret services, etc.) to monitor mobile subscribers in the IRIDIUM telecommunications network. Monitoring applies to network clients (subscribers in their home Gateway) as well as to foreign "roamers". Monitoring is accomplished within the gateway where the Intercept feature is invoked by

                                      *


               The provision of the Monitoring Center equipment is the responsibility of the monitoring agent.

                                      *

         5.  Debit Card

               This feature provides a pre-paid, realtime debit service which allows users of the Iridium telecommunications system to purchase airtime and other related call charges in packages of incremental sizes (based in minutes of usage). The Debit Card functionality must be provided through the Iridium Subscriber Unit and is supported at the network and Gateway level by other telephony Supplementary features (e.g. Advice of Charge).




---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Application Pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.


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                                   APPENDIX B


4.       MESSAGING SERVICES

IRIDIUM Messaging Services can be categorized by those available to messaging subscribers and those available to telephony subscribers. These messaging services are supported by the Messaging Infrastructure. Some depend on the existence of Telephony services to be utilized, while others are dependent on basic Messaging Services. The delivery mechanism of the two categories of messaging services varies also and will be described in the appropriate delivery sections.

Basic Messaging services are those services providing the complete capability for Messaging communications between users according to protocols established by design and agreement between network operators and Service Providers. Supplementary Services modify or supplement a basic service. Supplementary services cannot be offered to an IRIDIUM subscriber as a stand-alone service. They must be offered in association with a basic service. The same supplementary service may be applicable to a number of Messaging services.

4.1.     DIRECTED MESSAGING SERVICES FOR MESSAGING SUBSCRIBERS

4.1.1.   BASIC DIRECTED MESSAGE SERVICE (DMS)

         Directed Messaging Service, or DMS , is a unidirectional service which allows for the origination and delivery of numeric and alphanumeric messages to Message Termination Devices (MTDs, aka-pages). Callers desiring to originate a message to a messaging subscriber must access the Messaging Infrastructure and identify the messaging subscriber and the desire service. Origination session types supported are voice connection and data connection. Dual Tone Multi-Frequency (DTMF) is required for origination and access sessions via a voice connection. Input devices for data connections include some type of computer terminal or remote entry device (e.g. Alphamate). The first operational system will limit numeric messages to 20 4-bit BCD digits and alphanumeric messages to 464 bits of character information maximum with an average of 320 bits of character information. The Gateway Messaging Subsystem will be designed to support alphanumeric messages up to * (e.g. * characters). The encoding currently supported for alphanumeric messages is * which translates to * characters maximum and * characters average. The messages are stored for later reference if needed and delivered to a location specified by the subscriber.

4.1.2.   DMS FEATURES & SUPPLEMENTARY SERVICES

If provisioned for Directed Messaging Basic Service, the following features are provided and the supplementary services are available for subscription. Once subscription is complete, the subscriber has control of activating and deactivating the supplementary services and accessing features.



---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Application Pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.


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                                   APPENDIX B

         1.  Subscriber Service Section

               The Subscriber Service Session (SSS) feature provides for mailbox maintenance and profile management by the subscriber. The session is password protected, thereby only permitting service to authorized users. Profile management includes password setting, delivery area specification, greeting recording, default language specification for prompts and enunciating numeric messages, and service settings.

         2.  Delivery Area Specification

               The location of where DMS messages need to be delivered must be known to the system prior to delivery. The delivery area is specified by selecting one or multiple * Message
               Delivery Areas (MDAs) from a predefined set of MDAs. Each MDA specifies an area on the globe. The range of MDAs is *.

                                      *

               Typically the subscriber sets the delivery area via a Subscriber Service Session (SSS) or via a Service Provider.


                                      *


               It is the responsibility of the Service Providers to provide the MDA definition information to their subscribers.

                                      *


         3.  Message Recall/Message Retransmit

               Message Recall / Message Retransmit service is a DMS feature that allows the subscriber to inspect the DMS messages in his mailbox. The system has the capability to retransmit all messages in the mailbox to the subscriber's MTD, and to enunciate (in the subscriber's default language), via a voice connection, the numeric messages. All deposited messages are statused as to the deposit date and time, message class (urgent, normal), plus the sequence number of the message.

                                      *


---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Application Pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.


                                      B-14
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                                   APPENDIX B

                                      *




---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Application Pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.


                                      B-15
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                                      *

4.1.3.   DMS VOICE MESSAGING

               The Voice Messaging (VM) service is a supplementary service which allows the ability to record, store, retrieve and manipulate spoken messages. All VM messages are recorded accurately and allow a caller to leave detailed information in their own voice, with all the inflections and tonal qualities which this form of communications allows.


---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Application Pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.


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                                   APPENDIX B



               The Messaging Infrastructure can support DMS VM notifications up to * bits (e.g. * characters). The first operational system will limit DMS VM numeric notifications to 20 4-bit BCD digits and alphanumeric notifications to * of character information
               (i.e.  *  characters).

4.1.4.   DMS VOICE MESSAGING SUPPLEMENTARY SERVICES

         1.  Subscriber Service Session

               The Subscriber Service Session (SSS) feature provides for mailbox maintenance and profile management by the subscriber. The session is password protected, thereby only permitting services to authorized users. Profile management includes password setting, delivery area specification for notifications, greeting and voice signature recording, default language specification for prompts, and service settings.

         2.  Message Recall

               Message Recall service is a VM feature that allows the subscriber to listen to the VM messages in this mailbox. All deposited VM messages are statused as to the deposit date and time, and message class (urgent, normal).

                                              *


---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Application Pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.


                                      B-17
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                                   APPENDIX B

4.2.     TELEPHONY VOICE - MESSAGING

         1.  Enhanced Call Completion

               Enhanced Call Completion service is a feature of the IRIDIUM telephony service and is intended to be offered to every IRIDIUM telephony user. Enhanced Call Completion service permits a called IRIDIUM telephony subscriber to be informed via a message from the caller when an incoming call addressed to the called mobile subscriber's directory number met the telephony definition of "not reachable". In operation, ECC service is invoked as the result of a failure to reach an ISU (mobile terminated call) due to the telephony condition "mobile subscriber not reachable". It allows a caller to input a 20 digit message to be delivered to the telephony subscriber.

               Although this service utilizes the call forwarding supplementary services of telephony, the subscriber will not be required to subscribe to call forwarding for ECC service. If the telephony subscriber desires to explicitly use call forwarding services (for other purposes such as forwarding on busy to Voice Messaging), the subscriber must subscribe to call forwarding.

               The Enhanced Call Completion message is delivered to the ISU subscriber in the same location as is currently identified for that subscriber's telephony service

                                            *

               Precedence is given to normal IRIDIUM telephony call forwarding services over those of ECC. If the subscriber explicitly forwards his calls on "not reachable" to another number or to his Voice Messaging, these take precedence over ECC. Only the deactivation of the explicit call forwarding will reactivate ECC. A call normally forwarded for telephony will not be forwarded to the ECC service, no matter what the number of forwardings may be.

         2.  Telephony Voice Messaging

               The Voice Messaging (VM) service is supplementary service which allows the ability to record, store, retrieve and manipulate spoken messages. All VM messages are recorded accurately and allow a caller to leave detailed information in their own voice, with all the inflections and tonal qualities which this form of communications allows.

               Telephony VM notifications are delivered to telephony subscribers on their mobile stations (ISUs). The Messaging Infrastructure can support Telephony VM notifications up to * (i.e. * characters). The first operational system will limit Telephony VM notification messages to * (i.e. * characters), either numeric or alphanumeric.

4.2.1.   TELEPHONY VOICE MESSAGING SUPPLEMENTARY SERVICES

         1.  Subscriber Service Session

               The Subscriber Service Session (SSS) feature provides for mailbox maintenance and profile management by the subscriber. The session is password protected, thereby


---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Application Pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.


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               only permitting services to authorized users.  Profile
               management includes password setting, delivery type specification for notifications, destination address (MTD or ISU), greeting and voice signature recording, default language specification for prompts, and service settings. The destination address (MTD or ISU) is customizable via the Service Provider.

         2.  Message Recall

               Message Recall service is a VM feature that allows the subscriber to listen to the VM messages in his mailbox.

                                      *

         5.  Store and Forward Fax

               Fax transmission between ISU and PSTN users, and between ISU and ISU users, employs a two-stage store and forward approach. PSTN users can use their current analog (i.e., 2 wire) * machines.


---------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Application Pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.


                                      B-19
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5.       IRIDIUM CELLULAR ROAMING SERVICE (ICRS)



5.1      Feature Description


         The ICRS will provide System subscribers, GSM subscribers and IS-41 subscribers with the ability to roam between such networks using a single telephone number. Under this Contract, Motorola will develop certain portions of the ICRS as set forth in this Section 5. The ICRS features developed by Motorola under this Contract will be implemented by the design and development of the IIU and by adding features to the Gateway Equipment software. These features will support the translation and interworking of relevant Mobile Application Part (MAP) messages between IS-41, GSM and the System in the following combinations:


         (1)     System homed subscribers, roaming on GSM

         (2)     System homed subscribers, roaming on IS-41

         (3)     GSM homed subscribers, roaming on the System

         (4)     GSM homed subscribers, roaming on IS-41

         (5)     IS-41 homed subscribers, roaming on the System

         (6)     IS-41 homed subscribers, roaming on GSM


                 (Support of PDC interworking is provided only via basic SS7 call forwarding capabilities inherent in the PDC network and supported by basic System call processing functionality).


         These features will                *




----------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.




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                                       *

----------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.




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                                       *



6.       Messaging / Telephony Location Interworking (MTLI)


6.1      Feature Description


MTLI is a feature which will enable the System to correlate the location of an System messaging subscriber with the location of that subscriber's most recent
registration of the subscriber's       *       .   The MTLI feature would allow
delivery of the directed messages to an System subscriber's MTD in the same location as is currently identified for that subscriber's telephony service. This feature eliminates the need for a System messaging subscriber, who is also provisioned for telephony service, to explicitly tell the messaging system where the directed messages are to be delivered when the subscriber roams.
        * . Also, for the feature to work, the phone must be periodically turned on when roaming in order for the proper location of the subscriber to be determined.


                                      *



----------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.





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                                      *


6.2.     Service Requirements, Assumptions and Conditions Precedent

         The following items are assumptions underlying the MTLI features and conditions precedent to the availability and operation of such features:


                                       *

7.       Enhanced Call Intercept (ECI)

                                       *


----------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.





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                                       *





----------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.





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                                       *



----------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.





                                      B-25
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                                       *



8.0.     Enhanced Emergency Call Handling


8.1      SIM-less Emergency Calling

         SIM-less Emergency Calling is a feature of the Global System for Mobile Communications (GSM) that allows a user to place an emergency call from a mobile terminal notwithstanding that a SIM card, and hence subscriber identification, is not present in the terminal. This GSM feature will be adapted for the System and can be supported on a country per country basis. The specific functionality that will be provided in SIM-less Emergency Calling for the System is as follows:

         1. Emergency service based on teleservice 12 shall be offered to subscribers with a valid SIM card, with an invalid SIM card, and to mobile stations (ISUs) without SIM cards, in areas where teleservice 12 emergency service is supported. This covers "Worldwide emergency code" dialing and "Alternate emergency code" dialing (e.g., 911 in the U.S. with the presence of a SIM card.)

         2. Emergency service based on teleservice 11 shall be offered to subscribers with a valid SIM card in accessible areas. This covers "Multiple emergency codes," provided the SIM card contains these codes and the ISU recognizes them as emergency codes which may be different from country to country. This also covers the "Worldwide emergency code" dialing and "Alternate emergency codes" dialing if teleservice 11 is supported.

         3. In areas where both teleservice 11 and teleservice 12 are supported, both teleservice 11 and teleservice 12 will be allowed by the network. An ISU with a valid SIM

----------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.





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         card on "Worldwide emergency code" and "Alternate  emergency code"
         dialing shall choose teleservice 12 to avoid security checks.



8.1      Multiple Emergency Code Support



         1. The SIM card will have file(s) containing subscriber's home multiple emergency codes.

         2. The ISU, with the presence of SIM, will recognize the multiple emergency codes and perform the dialing digit translation accordingly. The ISU will use the resulting digits to setup an emergency call using teleservice 11.

         3.      The SSS will perform location dependent routing for
                 teleservice 11 emergency calls.     *





----------------------

* Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933.





                                      B-27
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
                                   APPENDIX C


               DESCRIPTION OF GATEWAY MANAGEMENT FUNCTIONAL AREAS











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C1.0    GATEWAY MANAGEMENT FUNCTIONAL AREAS

        Gateway Network Management features are provided to support the following categories of functions:

        - Performance Management provides functions to collect, evaluate and report on the performance of the Gateway and the effectiveness of the Gateway Subsystems

        - Fault Management is a set of functions that enable the detection, isolation, correction, and presentation of abnormal operation of the Gateway and its Subsystems

        - Configuration Management provides functions to exercise control over, identify, collect data from, and provide data to Gateway Subsystems

        - Accounting Management provides a set of functions that enable the use of Network services to be measured and the costs of such use to be determined

        - Security Management provides functions to protect the Gateway from unauthorized access and/or control

        While all of these categories must be supported by the Gateway, the features which support these categories will vary in the degree of automation.

        In general, the Gateway will require an operations staff that can use these features to operate. The degree of automation will depend on need, schedule, and budget constraints of the cooperating operational systems in the network (e.g., SCS, GBS, Gateway).

C2.0    GATEWAY FEATURES RELATED TO NETWORK OA&M

        The following features will be supported by the Gateway, which in turn can be used to support network level operations (i.e., the interactions of the GW with other segments of the network such as SCS & GBS--Gateway Business System). It is assumed that the Gateway Business System (GBS)
        will be available to SATCOM              *



----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Application Pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.

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
C2.1    GATEWAY CONFIGURATION MANAGEMENT SERVICES--RELATED TO NETWORK O&M
        -       Gateway status data (GW-STATD)                                          (Rel *)
        -       Asynchronous Gateway status change propagation to SCS and/or GBS        (Rel *)
        -       Network status data (NW-STATD)                                          (Rel *)
        -       Gateway configuration data received from SCS and/or GBS                 (Rel *)
        -       Direct Gateway configuration by SCS and/or GBS via Remote Login         (Rel *)
        -       Gateway inventory management                                            (Rel *)

C2.2    GATEWAY FAULT MANAGEMENT SERVICES--RELATED
        TO NETWORK O&M
        -       Gateway Fault propagation to SCS and/or GBS                             (Rel *)
        -       Trouble tickets and maintenance tickets                                 (Rel *)
        -       Direct Fault and maintenance support from SCS and/or GBS via Remote     (Rel *)
                Login
        -       Test procedure requests by SCS and/or GBS via Maintenance Orders        (Rel *)

C2.3    GATEWAY PERFORMANCE MANAGEMENT SERVICES--RELATED
        TO NETWORK O&M
        -       Gateway performance and workload data (GPWD) propagation to SCS         (Rel *)
                and/or GBS
        -       Standard performance reports                                            (Rel *)
        -       Custom performance reports                                              (Rel *)
        -       Performance Measurement Thresholding                                    (Rel *)
        -       SCS and/or GBS access to performance reports via Remote Login           (Rel *)

C2.4    GATEWAY ACCOUNTING MANAGEMENT SERVICES--RELATED TO
        NETWORK O&M
        -       Notification of CDR availability on a scheduled basis to SCS
                and/or GBS                                                              (Rel *)
        -       Requested CDR propagation_ to SCS and/or GBS                            (Rel *)
        -       Asynchronous HCDR propagation_ to SCS and/or GBS                        (Rel *)

C2.5    GATEWAY SECURITY MANAGEMENT SERVICES--RELATED TO
        NETWORK O&M
        -       Management User access control                                          (Rel *)
        -       Management User authentication                                          (Rel *)
        -       Management User authorization                                           (Rel *)
        -       Security monitoring                                                     (Rel *)

C3.0    GATEWAY FEATURES RELATED TO LOCAL OA&M
        The following features will be supported by the Gateway, and are used to support local operations of the Gateway.

C3.1    GATEWAY LOCAL O&M SERVICES - CM
        -       Local configuration data generation                                     (Rel *)
        -       Network and local configuration data download (includes software and    (Rel *)
                control data)
        -       Direct device configuration (via Pass-Thru)                             (Rel *)
        -       Subscriber configuration                                                (Rel *)
        -       Equipment status                                                        (Rel *)
        -       Inventory management                                                    (Rel *)
        -       Backup, recovery, and archiving                                         (Rel *)
        -       GW-STATD calculation and reporting                                      (Rel *)




----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Application Pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.

                                      C-2

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
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
C3.2    GATEWAY LOCAL O&M SERVICES - FM
        -       Fault detection, notification, and isolation                            (Rel *)
        -       Fault circumvention and/or correction                                   (Rel *)
        -       Execution of audits and diagnostics (on-demand and scheduled)           (Rel *)
        -       Fault logging, presentation, and updating                               (Rel *)
        -       Trouble tracking                                                        (Rel *)
        -       Maintenance scheduling                                                  (Rel *)

C3.3    GATEWAY LOCAL O&M SERVICES - PM
        -       Performance data collection and reporting                               (Rel *)
        -       Performance data analysis                                               (Rel *)
        -       Scheduled and on-demand collection and reporting                        (Rel *)
        -       Standard and Custom report generation                                   (Rel *)
        -       Threshold monitoring and generation                                     (Rel *)
        -       GPWD determination and reporting                                        (Rel *)

C3.4    GATEWAY LOCAL O&M SERVICES - AM
        -       CDR generation, output, monitoring and storage                          (Rel *)
        -       HCDR generation, output, monitoring and storage                         (Rel *)

C3.5    GATEWAY LOCAL O&M SERVICES - SM
        -       Management User access control                                          (Rel *)
        -       Management User authentication                                          (Rel *)
        -       Management User authorization                                           (Rel *)
        -       Management Security monitoring                                          (Rel *)

C3.6    GATEWAY O&M SERVICES TO SUPPORT MESSAGING
        -       Update Appropriate O&M Services as Required                             (Rel *)



----------------------------------

     * Information has been omitted and filed separately with the Commission pursuant to Rule 406 of the Securities Act of 1933. By its Order Granting Application Pursuant to Rule 406, dated June 9, 1997, the Commission granted confidential treatment.

                                      C-3

                       MOTOROLA CONFIDENTIAL PROPRIETARY